CONFIDENTIAL
PRIVATE PLACEMENT MEMORANDUM
___________________________
The Complete Financial Solution

SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A SIGNIFICANT DEGREE OF RISK AND IMMEDIATE DILUTION, AND SHOULD BE PURCHASED
ONLY BY PERSONS WHO CAN AFFORD TO LOSE THEIR ENTIRE
 INVESTMENT.  SEE "RISK FACTORS" FOR RISKS CONCERNING
 THIS COMPANY.

Prior to this offering there has been no public market for the common stock ("Common Stock" or "Shares") of Capital
Connection, Inc. (the "Company"). There can be no assurance that any significant trading market in these securities will develop hereafter, or that such market, if developed, will continue. The Company is not presently subject to the reporting requirements of Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934
 (the "Exchange Act"), meaning that it is not required to file annual or quarterly reports with the U.S. Securities and Exchange
Commission ("SEC"). The Company is conducting this offering pursuant to exemption from registration under the U.S. Securities
 Act of 1933, as amended (the "Act") for limited offering not exceeding $1,000,000 provided by Rule 504 of Regulation D under the Act.

SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE U.S. SECURITIES EXCHANGE COMMISSION OR ANY
SECURITIES COMMISSION OR OTHER REGULATORY OF ANY
U.S. STATE,
OR OF ANY FOREIGN NATION OR STATE THEREIN, NOR
HAVE ANY OF THE FOREGOING AUTHORITIES PASSED OR
ENDORSED THE MERITS OF THIS OFFERING OR THE
ACCURACY OR ADEQUACY OF THIS DOCUMENT.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
FOR SHARES PURCHASED SHOULD BE MADE BY U.S. DOLLAR
CHECK, BANKER'S OR INTERNATIONAL MONEY ORDER PAYABLE
TO CAPITAL CONNECTION, INC.



Price to Investors
 (1)
Selling Cost, if applicable (2)
Proceeds to the Company (3)
Per Share
$.50
$0.05
$.45
Total Offering Amount
$100,000
$10,000
$90,000


	(1) The offering price is payable in full upon subscription for the shares of Common Stock of the Company.
Subscription proceeds received from Investors will be available for use by the Company when received. There is no minimum amount of capital that must be raised before the Company may begin using proceeds from this offering. The Company may continue to offer the shares of Common Stock for sale until all Shares are subscribed to, but no later than the 30 day of May 2001. The per share offering price of $.50 has been arbitrarily established by the Company and does not bear any specific relation to earnings, book value, market value or any other financial criteria. The per share price does not constitute any representation that the Common Stock has a market value or could be resold at such price.

	(2) Currently, the Company plans to sell its own securities through authorized officers, directors and employees in accordance with applicable federal and state securities laws.  However, in the event the
 Company engages a securities brokerage firm to assist with the sale of securities in this Offering, the Company anticipates that the brokerage firm will receive a commission of ten percent (10%) on the sale of the securities based upon prevailing community standards at this time. If this occurs, the net proceeds received by the Company will be reduced by $10,000.00. See also, the section, "The Offering." Notwithstanding the foregoing, the Company does not presently have a contract or letter of intent with a brokerage firm for the foregoing. Therefore, the cost of selling securities stated in this Offering is an estimate only and shall not operate to bind the Company to said amount or to state with certain that this will be the actual cost of sales. If a brokerage firm is engaged during this Offering, the identity of the broker, the material terms of the selling agreement, and if requested, a copy of the selling agreement will all be provided to investors.

	(3) Proceeds available for use by the Company before deducting certain expenses of this Offering. These expenses legal fees, accounting fees, filing and blue-sky fees, printing costs and other miscellaneous costs and expenses incurred in connection with this Offering. These expenses are estimated to be approximately $10,000.00, which will be paid by the Company from the offering proceeds. These expenses are in addition to any expenses incurred by the Company for engaging a broker to sell its securities.


THE DATE OF THIS MEMORANDUM IS MAY 30, 2000



THIS PRIVATE PLACEMENT OFFERING MEMORANDUM
 ("MEMORDADUM") IS SUBMITTED TO PROSPECTIVE INVESTORS
 ON A CONFIDENTIAL BASIS FOR USE SOLELY IN CONNECTION
WITH A PRIVATE PLACEMENT OFFERING PURSUANT TO RULE 504
OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT
OF 1933, AS AMENDED (THE "ACT").

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL
OR SOLICITATION OF AN OFFER TO BUY ANY OF THE INVESTMENTS OFFERED HEREIN TO ANYONE IN ANY STATE OR OTHER JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE UNLAWFUL.
  ANY DISTRIBUTION OR REPRODUCTION OF THIS MEMORDADUM,
IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS, OTHER THAN TO OFFEREE LISTED ON THE COVER PAGE AND HIS/HER PURCHASER REPRESENTATIVE, WITHOUT THE PRIOR WRITTEN CONSENT
 OF THE MANGER OF CAPITAL CONNECTION, INC., IS PROHIBITED.

THE SHARES OF COMMON STOCK HEREBY ARE SPECULATIVE AND
THE TRANSFER THEREOF IS RESTRICTED.  AN INVESTMENT IN THE
SECURITIES INVOLVES A HIGH DEGREE OF RISK.  THE SECURITIES
SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE
LOSS OF HIS/HER INVESTMENT.  SEE "RISK FACTORS".

THIS MEMORANDUM HAS NOT BEEN FILED WITH OR SUBMITTED
TO THE SEC.  THESE SECURITIES ARE BEING OFFERED PURSUANT TO
 CERTAIN EXEMPTIONS FROM REGISTRATION UNDER THE APPLICABLE
 FEDERAL AND STATE SECURITIES LAWS.

THE DISCLOSURE OF ANY OF THE DATA CONTAINED HEREIN OR
 SUPPLIED IN CONNECTION HEREWITH, OR THE USE THEREOF FOR ANY OTHER PURPOSE EXCEPT WITHOUT THE PRIOR WRITTEN CONSENT OF THE CHIEF EXECUTIVE OFFICER OF CAPITAL CONNECTION, INC., IS
 PROHIBITED. THIS MEMORANDUM MAY NOT BE REPRODUCED, IN WHOLE OR IN PART, AND IT IS ACCEPTED WITH THE UNDERSTANDING THAT IT WILL BE RETURNED IMMEDIATELY UPON REQUEST BY THE
 COMPANY IF THE RECIPIENT DOES NOT PURCHASE SECURITIES OF
THE COMPANY.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY AT ANY TIME WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT IN ITS SOLE DISCRETION TO REJECT
 ANY SUBSCRIPTION IN WHOLE OR IN PART NOTWITHSTANDING TENDER OF PAYMENT OR TO ALLOT TO ANY PROSPECTIVE INVESTOR
LESS THAN
THE NUMBER OF SECURITIES SUBSCRIBED FOR BY SUCH INVESTOR.

THERE IS NO TRADING MARKET FOR THE COMPANY'S SECURITIES
 OR COMMON STOCK OFFERED HEREBY, AND THERE CAN BE NO
ASSURANCE THAT A MARKET WILL DEVELOP IN THE FUTURE.  THIS
 COMPANY IS NOT OBLIGATED TO REGISTER FOR SALE UNDER EITHER
FEDERAL OR STATE SECURITIES LAWS THE SECURITIES PURCHASED
PURSUANT HERETO IN RELIANCE UPON CERTAIN EXEMPTIONS.
ACCORDINGLY, THE SALE, TRANSFER OR OTHER DISPOSITION ON ANY
OF THE SECURITIES WHICH ARE PURCHASED PURSUANT HERETO ARE
 SUBSTANTIALLY RESTRICTED BY CERTAIN APPLICABLE FEDERAL AND
STATE SECURITIES LAWS.


THE OFFERING PRICE OF THE SECURITIES BEING OFFERED IN
THIS MEMORANDUM HAVE BEEN DETERMINED BY THE COMPANY AND
DOES NOT NECESSARILY BEAR ANY SPECIFIC RELATIONS TO THE
ASSET VALUE, BOOK VALUE OR POTENTIAL EARNINGS OF THE
COMPANY OR ANY OTHER RECOGNIZED FINANCIAL CRITERIA OR
VALUE.

SUBSCRIPTIONS WILL ONLY BE ACCEPTED IN THE FORM OF A
 COMPLETED AND SIGNED SUBSCRIPTION AGREEMENT ON THE
 FORM ATTACHED HERETO, ACCOMPANIED BY PAYMENT IN FULL FOR
 THAT NUMBER OF SHARES FOR WHICH AND OFFER TO PURCHASE IS
MADE.  THE COMPANY RESERVES THE RIGHT TO REJECT ANY OFFER
HEREBY.  THE SHARES ARE OFFERED BY THE COMPANY SUBJECT TO
 PRIOR SALE OR TO THE WITHDRAWAL OR CANCELLATION OF THE
OFFERING WITHOUT NOTICE.  UNLESS OTHERWISE DETERMINED
BY THE BOARD OF DIRECTORS, NO SINGLE SUBSCRIBER TO THIS
OFFERING WILL BE ALLOTTED MORE THAN 225,000 SHARES.




NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN
AUTHORIZED TO GIVE ANY INFORMATION NOR MAKE ANY
REPRESENTATION OR WARRANTY NOT CONTAINED IN THIS
 OFFERING DOCUMENT, AND IF GIVEN OR MADE, SUCH INFORMATION,
 WARRANTY OR REPRESENTATION MUST NOT BE RELIED UPON AS
HAVING BEEN AUTHORIZED BY THE COMPANY.

ALL FINANCIAL DATA PRESENTED HEREIN HAS BEEN
COMPILED FROM THE BOOKS AND RECORDS OF THE COMPANY
 WITHOUT AUDIT.  ALL FINANCIAL RECORDS OF THE COMPANY
ARE IN U.S. DOLLARS.  HOWEVER, IN THE EVENT THAT THE
COMPANY ESTABLISHES SUBSIDIARIES THAT OPERATE IN
FOREIGN COUNTRIES, INCLUDING CANADA, SUCH OPERATIONS
MAY MAINTAIN THEIR FINANCIAL RECORDINGS IN CANADIAN
DOLLARS OR OTHER CURRENCIES.  IN THE EVENT OF ANY
SIGNIFICANT FLUCTUATION IN THE EXCHANGE BETWEEN
SUCH CURRENCIES AND THE U.S. DOLLAR, A RELIABLE
 SOURCE OF EXCHANGE RATE INFORMATION SHOULD BE
CONSULTED PRIOR TO PLACING ANY RELIANCE UPON ANY
U.S. FIGURES PRESENTED IN ANY OF THE COMPANY'S
FINANCIAL REPORTS.

NOTICE TO RESIDENTS OF ALL STATES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
 OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH STATE LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE
AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH STATE LAWS PURSUANT TO REGISTRATION OR EXEMPTIONS THEREFROM. INVESTORS SHOULD BE AWARE THAT
THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY
STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY
 AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES
 PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING
 OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATIONS TO THE CONTRARY IS UNLAWFUL.

NOTICE TO FLORIDA RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
FLORIDA SECURITIES AND INVESTOR PROTECTION ACT AND, IF
 OFFERED IN FLORIDA OR TO RESIDENTS OF FLORIDA, ARE BEING SOLD IN RELIANCE UPON THE EXEMPTION CONTAINED IN
 SECTION 517.061(11) OF SUCH ACT. SECTION 517.061 (11) PROVIDES THAT ANY SALES MADE PURSUANT TO SUCH SUBSECTION
ARE VOIDABLE AT THE OPTION OF THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE COMPANY OR ITS AGENT, OR WITHIN (3) DAYS AFTER THE AVAILABILITY OF THE PRIVILEGE IS COMMUNICATED TO THE PURCHASER, WHICHEVER OCCURS LATER.

NOTICE TO NEW YORK RESIDENTS

THIS PRIVATE PLACEMENT MEMORANDUM HAS NOT
BEEN REVIEWED BY THE ATTORNEY GENERAL PRIOR TO
ITS ISSUANCE AND USE.  THE ATTORNEY GENERAL OF THE
STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED
THE MERITS OF THE OFFERING.  ANY REPRESENTATION TO
THE CONTRARY IS UNLAWFUL.

THIS PRIVATE PLACEMENT MEMORANDUM DOES NOT
 CONTAIN ANY UNTRUE STATEMENT OF A MATERIAL FACT
OR OMIT TO STATE A MATERIAL FACT NECESSARY TO MAKE
THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES
 UNDER WHICH THEY ARE MADE, NOT MISLEADING.  IT
CONTAINS A FAIR SUMMARY OF THE MATERIAL TERMS OF
DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.





IT IS UNDERSTOOD THAT ALL DOCUMENTS, RECORDS
AND BOOKS PERTAINING TO THIS INVESTMENT HAVE BEEN
 MADE AVAILABLE FOR INSPECTION BY MY ATTORNEY AND/OR
MY ACCOUNTANT AND/OR MY PURCHASER REPRESENTATIVE
AND MYSELF, AND THAT THE BOOKS AND RECORDS OF THE
ISSUER WILL BE AVAILABLE UPON REASONABLE NOTICE, FOR
INSPECTION BY INVESTOR AT REASONABLE HOURS AT THE
ISSUER'S PRINCIPAL PLACE OF BUSINESS.


NOTICE TO NEW JERSEY RESIDENTS

THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY
 HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS
OFFERING.  THE FILING OF THE WRITTEN OFFERING WITH THE
 BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL
OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES
 OF THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE
 OF NEW JERSEY.  ANY REPRESENTATION TO THE CONTRARY IS
 UNLAWFUL.


NOTICE TO PENNSYLVANIA RESIDENTS

EACH SUBSCRIBER WHO IS A PENNSYLVANIA RESIDENT
HAS THE RIGHT TO CANCEL AND WITHDRAW HIS ACCEPTANCE
 OF AN OFFER TO PURCHASE THE ISSUER'S SECURITIES WITHOUT
 ANY LIABILITY TO THE ISSUER OR SELLER WITHIN TWO (2)
 BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER
 OF THE SUBSCRIBER'S SUBSCRIPTION AGREEMENT.

NEITHER THE PENNSYLVANIA SECURITIES COMMISSION
NOR ANY OTHER AGENCY HAS PASSED ON OR ENDORSED THE
 MERITS OF THIS OFFERING AND ANY REPRESENTATION TO THE
CONTRARY IS UNLAWFUL.

PENNSYLVANIA SUBSCRIBERS MAY NOT SELL THEIR
SECURITIES FOR ONE YEAR FROM THE DATE OF PURCHASE
SUCH A SALE WOULD VIOLATE SECTION 203(D) OF THE
PENNSYLVANIA SECURITIES ACT.

NOTICE TO OHIO RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED, OR THE OHIO
SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS RELATING
 TO THE LIMITED AVAILABILITY OF THE OFFERING.  THESE SECURITIES
CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO
 ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY
REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


SECURITIES ACT RESTRICTIONS ON RESALE

THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN
 REGISTERED UNDER THE SECURITIES ACT.  THEREFORE, THE
SECURITIES MUST BE HELD INDEFINITELY UNLESS REGISTERED
 UNDER THE SECURITIES ACT OR SOLD PURSUANT TO AN APPLICABLE
 EXEMPTION FROM REGISTRATION.  ALL PURCHASERS MUST SIGN THE
SUBSCRIPTION AGREEMENT, WHICH ACCOMPANIES THIS OFFERING
 DOCUMENT, STATING AMONG OTHER THINGS, THAT THEY ARE
PURCHASING THEIR SECURITIES FOR INVESTMENT PURPOSES
ONLY AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION.  ALL
SECURITIES PURCHASED WILL BEAR A RESTRICTIVE LEGEND
PREVENTING THEIR TRANSFER, AND "STOP TRANSFER" INSTRUCTIONS
WILL BE MAINTAINED ON THE COMPANY'S STOCK TRANSFER RECORDS.


THE SECURITIES BEING OFFERED PURSUANT TO THIS OFFERING DOCUMENT ARE "RESTRICTED SECURITIES" AS DEFINED UNDER THE
 SECURITIES ACT. THE RESALE OF THESE SECURITIES MAY NOT BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS MUST
 BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


ACCESS TO INFORMATION




PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE
CONTENTS OF THIS MEMORANDUM AS LEGAL OR TAX ADVICE.
 EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER
 OWN LEGAL COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO
 LEGAL, TAX AND RELATED MATTERS CONCERNING THIS
INVESTMENT.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
 INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER
 THAN THOSE CONTAINED IN THIS MEMORANDUM IN
 CONNECTION WITH THE OFFER BEING MADE PURSUANT
HERETO, AND IF GIVEN OR MADE, SUCH INFORMATION OR
 REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING
BEEN AUTHORIZED BY THE COMPANY.

THIS MEMORANDUM DOES NOT CONSTITUTE AN
OFFER TO SELL OR THE SOLICITATION ON ANY OFFER TO
BUY ANY SECURITY OTHER THAN THE SECURITIES OFFERED
HEREIN, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR
 A SOLICITATION OF ANY OFFER TO BUY SUCH SECURITIES
 BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER
OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE
PERSON MAKING SUCH OFFER OR SOLICITATIONS IS NOT
QUALIFIED TO DO SO.

NEITHER THE DELIVERY OF THIS MEMORANDUM NOR
 ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES,
 CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE
 AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF.

THIS MEMORANDUM AND ACCOMPANYING INFORMATION
CONTAIN SUMMARIES OF CERTAIN PERTINENT DOCUMENTS,
APPLICABLE LAWS AND REGULATIONS.  ALTHOUGH SUCH
SUMMARIES ARE BELIEVED TO BE ACCURATE, THEY DO NOT
 PURPORT TO BE A COMPLETE DESCRIPTION OF EVERY TERM
AND CONDITION, AND REFERENCE IS HEREBY MADE TO THE
ACTUAL DOCUMENTS FOR COMPLETE INFORMATION CONCERNING
 THE RIGHTS AND OBLIGATIONS OF THE PARTIES THERETO.  THE
SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE
TO THE COMPLETE TEXTS THEREOF.

DURING THE COURSE OF THIS OFFERING AND PRIOR TO
SUBSCRIPTION, EACH PROSPECTIVE INVESTOR, AND ANY ADVISORS,
 ARE INVITED TO ASK QUESTIONS OF AND OBTAIN ADDITIONAL
 INFORMATION FROM THE COMPANY CONCERNING THE TERMS
AND CONDITIONS OF THE OFFERING, THE COMPANY AND ANY
OTHER RELEVANT MATTERS (INCLUDING, BUT NOT LIMITED TO,
ADDITIONAL INFORMATION TO VERIFY THE ACCURACY OF THE
INFORMATION SET FORTH HEREIN).  SUCH INFORMATION WILL
 BE PROVIDED AS SET FORTH BELOW.

EACH OFFEREE MAY MAKE INQUIRIES OF APPROPRIATE
 MEMBERS OF MANAGEMENT OF THE COMPANY WITH RESPECT
 TO THE COMPANY'S BUSINESS OR ANY OTHER MATTERS SET
FORTH HEREIN, AND MAY OBTAIN ANY ADDITIONAL INFORMATION
WHICH SUCH PERSON DEEMS TO BE NECESSARY IN ORDER
TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN
THIS MEMORANDUM (TO THE EXTENT THAT THE COMPANY
POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT
UNREASONABLE EFFORT OR EXPENSE).  UPON REASONABLE
 NOTICE, AND IN CONNECTION WITH SUCH INQUIRY, ANY
DOCUMENTS OR ITEMS WHICH ANY OFFEREE WISHES TO
REVIEW WILL BE MADE AVAILABLE FOR INSPECTION. ANY
SUCH INQUIRES OR REQUESTS FOR ADDITIONAL INFORMATION
OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE
 COMPANY, ADDRESSED AS FOLLOWS:



TABLE OF CONTENTS


THE COMPANY.......................8
Executive Summary.................

MEMORANDUM SUMMARY............... 9


RISK FACTORS..................... 10


THE OFFERING..................... 18


CAPITALIZATION................... 18


ESTIMATED USE OF PROCEEDS.........19

BUSINESS..........................20

Industry Background...............
Corporate Mission.................

PRODUCTS AND SERVICES.............20

Equipment Lease and Financing..........

Business Purpose Loans.................

Insurance Services.....................

Mortgage Financing.....................

Auto/Boat Financing....................

Credit Card Services...................

Financial Planning Services.............

Certificates of Deposit.................

Brokerage Services......................

MARKETING...............................22

Key Partners and
Joint Venture Marketing..................

Print Advertising.........................

Electronic Commerce Marketing.............

Media Center (Television and Radio).......

Sales Promotion and Direct Marketing......

Public Relations Center...................


Trade & Industry Publications..............

COMPETITION................................23

ELECTRONIC COMMERCE........................

Search Engines.............................

Financial Service Companies................

MEDIA CENTERS..............................

Television and Radio.......................

TACTICAL STRATEGY..........................24

BUSINESS SERVICES AND PROFIT CENTERS.......

Electronic Commerce Impression Advertising...

Transaction Fees.............................

Lease Financing..............................

MANAGEMENT..................................25

Edward Gibbs, President, Chief  Executive Officer
 and Director....................................

Amy Teiken, Vice President Business
 Development and Director.....................................

Richard Lishewski, Vice President of
Marketing and Director......................................

David Pierfy, Vice President Business
Development and Director.......................................

Greg Augustiniak, Secretary and
Director........................................

David Sayid, General Counsel....................


EXECUTIVE COMPENSATION...........................27


IDEMNIFICATION OF DIRECTORS
AND OFFICERS.........................................27


PRINICPAL SHAREHOLDERS...........................28


CONCLUSION.......................................28


DESCRIPTION OF SECURITIES........................28

Common Stock.....................................

Dividend Policy..................................

Transfer Agent...................................


LEGAL COUNSEL................................... 28


CONFIDENTIAL INFORMATION.........................29


SUBSCRIPTION PROCEEDURE..........................29


SUITABILITY REQUIREMENTS: LIMITATIONS
ON TRANSFERABILITY..................................30


APENDIX A..................................      31


SUBSCRIPTION DOCUMENTS.......................... 32









THE COMPANY




EXECUTIVE SUMMARY


Capital Connection is an Internet financial services company operating primarily in the United States. The Company through its principal on line Web site and indirect business partners originates, sells and services loans to businesses and consumers. The
Company also originates small ticket leases (generally $5,000 -
 $225,000) and to a lesser extent, middle market leases (generally $225,000 - $1,000,000) for the acquisition of business equipment.
 In addition, the Company has entered into business arrangements with several key financial institutions and related businesses for advertising on its Web site.


The Company's customers currently consist primarily of two groups. The first category of customers includes small businesses and consumers. These customers come to the Company looking for financing from banks, savings and loan associations or other finance companies that have historically provided loans. These borrowers include businesses and consumers with favorable credit characteristics as well as, borrowers who have impaired or unsubstantiated credit characteristics and/or unverifiable income. The Company's experience has indicated that these borrowers come to the Company as a result of its on line marketing efforts and the personalized service provided by the Company's staff.


The second category of customers include banks, savings and loan associations, leasing companies, credit card companies, debt consolidation companies and any other finance companies who offer loans or other financial services to businesses or consumers. The lending and financial service companies will be linked with those borrowers seeking capital or financial services through the Company and its secured platform electronic commerce Web site.


The Internet offers for the first time the opportunity to create a compelling global marketplace for secured on-line financial services between individuals and businesses. This activity has traditionally been conducted through standard practices such as face to face transactions. These markets in the past have limited the consumers and businesses to regionalized financing sources, and ultimately limits the consumers financing opportunities. It is the Company's intent to open the door to a global financing market place where the consumer will truly have an opportunity for an unlimited array of financial services a secured platform through its Internet Web site.

MEMORANDUM SUMMARY


The following is a summary of certain information set forth more fully elsewhere in this Memorandum. This summary should be read in conjunction with such detailed information.



The Company  CAPITAL CONNECTION, INC., ("Capital Connection";
or the "Company"), was incorporated in the State of Delaware on February 28, 1999. Capital Connection was organized to fulfill a specific mission: to create and develop a global financial service network on the Internet which will operate as a one stop Internet system linking consumers (borrowers) with businesses (lenders) to fulfill all financial needs.

Principal Place		The Company's principal business operations will be
of Business             located in the State of Florida at
 		            670 Second Street North, Safety Harbor, FL  34695.
Telephone (800) 344-5428
Facsimile   (727) 725-9765


Securities Offered	Maximum Offering: 200,000 shares of common stock
by the Company

Offering Price		$.50 per share

Minimum Offering	None.  Investment proceeds from this
Offering may be immediately utilized by the Company for the purposes set forth in this Memorandum.

Minimum Investment	None

Term of Offering	The Offering shall commence on
 May 30, 2000 and shall terminate no later than May 30, 2001.

Suitability   Investors in this Offering will be required to meet
suitability standards imposed by the Company and by federal and state securities laws. The Company may, in its sole discretion, decline to accept the subscription of prospective investor who does not meet the suitability requirements of this Offering. All investors are required to complete the attached Investor Questionnaire. See "Suitability Requirements".

Estimated Use of 	The Company intends to use the proceeds
 from this Offering for the primary purpose of Proceeds developing the prototype technology for its electronic commerce network.


Stock Restrictions	The securities being sold in this
Offering are not registered under the Act or under the securities laws of any state or other jurisdiction. As a result of Rule 504 of Regulation D, the securities are not registered under federal law, however, the securities cannot be transferred or resold without registration under certain state securities laws unless there is an available exemption from registration and the Company is provided with an acceptable opinion of counsel authorizing the transfer.

Risk Factors	The purchase of securities in this
 Offering involves a high degree of risk and should be considered only by persons who can afford the loss of their investment. Prospective purchasers should carefully review this Memorandum and its attached exhibits when making a decision to invest in this Offering.

Legal Counsel	Sayid & Associates 315 West 57th Street,
New York, NY 10019, acts as counsel to the Company in connection with this Offering. Sayid & Associates does not represent investors in the Company or in connection with this Offering. No independent counsel has been retained to represent investors in the Company.



RISK FACTORS

	This Offering involves a high degree of risk and is not appropriate investment for persons who cannot afford the loss of their entire investment. In addition to the other information set forth in this Memorandum, the following risk factors should be considered carefully in evaluating the Company and its business before purchasing any of the shares of Common Stock of the Company.
This Memorandum contains certain forward-looking statements that involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions. When used in this Memorandum, the words "expects", "anticipates", "intends" and "plans" and similar expressions are intended to identify certain of these forward-looking statements. The cautionary statements made in this Memorandum should be read as being applicable to all related forward-looking statements wherever they appear in this Memorandum. The Company's actual results could differ materially from those discussed in this Memorandum. Factors that could cause or contribute to such differences include those discussed below, as well as those discussed elsewhere in this Memorandum.

No Operating History

	This Company was formed as a sole proprietorship in May 1998 and incorporated in February 1999. The Company is subject to the normal risks of any start-up business including unanticipated problems and unforeseen forms of competition. Thus, it has no operating history on which to base an evaluation of its business and prospects. The Company's prospects must be considered in light of the risks, uncertainties, expenses and difficulties frequently encountered by companies in their early stages of development, particularly companies in new and rapidly evolving markets such as online commerce. The Company, to address these risks and uncertainties, must among other things, maintain and increase the number of its registered users, items listed on its service, maintain and enhance its brand, implement and execute its business and marketing strategy successfully. The Company must further continue to develop and upgrade its technology and information-processing systems, continue to enhance the Capital Connection service to meet the needs of a changing market, provide superior customer service, respond to competitive developments and attract, integrate, retain and motivate qualified personnel. There can be no assurance that the Company will be successful in accomplishing any of these things, and the failure to do so could have a material adverse effect on the Company's business, results of operations and financial condition.

No Assurance of Profitability

	The Company believes that its growth and profitability will depend in large part on its ability to (i) increase its brand name awareness; (ii) provide its customers with superior information services;
and (iii) maintain sufficient traffic volume to attract advertisers, users and sellers. Accordingly, the Company intends to invest in marketing and promotion, further development of the Capital Connection Web site, technology and operating infrastructure development. In view of the rapidly evolving nature of the Company's business and its limited operating history, the Company believes that it will be difficult to forecast its revenues or earnings accurately. In addition, the Company does not expect to be profitable in the foreseeable future.

Dependence on Key Personnel

	The Company's performance is substantially dependent on the continued services and on the performance of its senior management and other key personnel. The Company's performance also depends on the Company's ability to retain and motivate its other officers and key employees. The loss of the services of any of its executive officers or other key employees could have a material adverse effect on the Company's business, results of operations and financial condition. The Company does not have long-term employment agreements with any of its key personnel and maintains no "key person" life insurance policies.
The Company's future success also depends on its ability to identify, attract, hire, train, retain and motivate other highly skilled technical, managerial, marketing and customer service personnel. Competition for such personnel is intense, and there can be no assurance that the Company will be able to successfully attract, integrate or retain sufficiently qualified personnel. In particular, the Company has encountered difficulties in attracting a sufficient number of qualified software developers for its Web site and transaction processing systems, and there can be no assurance that the Company will be able to retain and attract such developers. The failure to retain and attract the necessary personnel could have a material adverse effect on the Company's business, results of operations and financial condition.






Dependence on Continued Growth of Developing Online
 Person-to-Person Commerce Market

	The market for goods and services over the Internet, is a new and emerging market. The Company's future revenues and profits are substantially dependent upon the widespread acceptance and use of the Internet and other online services as a medium for commerce by consumers. Rapid growth in the use of and interest in the Web, the Internet and other online services is a recent phenomenon and there can be no assurance that this acceptance and use will continue to develop or that a sufficiently broad base of consumers will adopt, and continue to use, the Internet as a medium of commerce. Demand and market acceptance for recently introduced services and products over the Internet are subject to a high level of uncertainty, and there exist few proven services and products. Growth in the Company's user base relies on obtaining consumers who have historically used traditional means for their good and services. For the Company to be successful, these consumers must accept and use novel ways of conducting business and exchanging information.

	In addition, the Internet may not be commercially viable in the long term for a number of reasons, including potentially inadequate development of the necessary network infrastructure or delayed development of enabling technologies, performance improvements and security measures. To the extent that the Internet continues to experience significant growth in the number of users, their frequency of use or their bandwidth requirements, there can be no assurance that the infrastructure for the Internet and other online services could lose their viability due to delays in the development or adoption of new standards and protocols required to handle increased levels of Internet or other online service activity, or due to increased governmental regulation. Changes in or insufficient availability of telecommunications services to support the Internet or other online services adversely impact Capital Connection in particular. If use of the Internet and other online services does not continue to grow or grows more slowly than expected, if the infrastructure for the Internet and other online services does not effectively support growth that may occur, or if the Internet and other online services do not become a viable commercial marketplace, the Company's business, results of operations and financial condition would be materially adversely affected.

Risk of Capacity Constraints

	The Company seeks to generate a high volume of traffic on Capital Connection services. Accordingly, the satisfactory performance, reliability and availability of the Company's Web site, processing systems and network infrastructure are critical to the Company's reputation and its ability to attract and retain large numbers of users who utilize the services. Any system interruptions that result in the unavailability of the Company's service or reduced customer activity would reduce the attractiveness of the Company and its services. The Company has experienced periodic system interruptions, which it believes will continue to occur from time to time. Any substantial increase in the volume of traffic on the Company's Web sit will require the Company to expand and upgrade its technology, transaction processing systems and network infrastructure. There can be no assurance that the Company will be able to accurately project the rate or timing of increases, if any, in the use of the Capital Connection service or timely expand and upgrade its systems and infrastructure to accommodate such increases in a timely manner. Any failure to expand or upgrade its systems could have a material adverse effect on the
Company's business, results of operations and financial condition.

	The Company uses internally developed systems to operate its service and for transaction processing, including billing and collections processing. The Company must continually enhance and improve these systems in order to accommodate the level of use of Capital Connection.
Furthermore, in the future, the Company may add additional features and functionality to its services that would result in the need to develop or license additional technologies. The Company's inability to add additional software and hardware or to develop and further upgrade its existing technology, transaction processing systems or network infrastructure to accommodate increased traffic on the Capital Connection service or increased traffic volume through its processing systems or to provide new features or functionality may cause unanticipated system disruptions, slower response times, degradation in levels of customer service, impaired quality of the user's experience on the Capital
Connection Service. There can be no assurance that the Company will be able in a timely manner to effectively upgrade and expand its systems or to integrate smoothly any newly developed or purchased technologies with its existing systems. Any inability to do so would have a material adverse effect on the Company's business, results of operations and financial condition.









Risk of System Failures

	The Company's success, depends on the efficient and uninterrupted operation of its computer and communications hardware systems. These systems and operations are vulnerable to damage or interruption from floods, fires, power loss, telecommunication failures, break-ins, sabotage, intentional acts of vandalism and similar events. The Company does not presently have fully redundant systems, a formal disaster recovery plan or alternative providers of hosting services and does not carry sufficient business interruption insurance to compensate it for losses that may occur. Any damage to or failure of the systems of the Company could result in reductions in or termination of the Companys service, which could have a material adverse effect on the Company's business, results of operations and financial condition.

Competition

	The market for Internet financial services is now, rapidly evolving and intensely competitive, and the Company expects competition to intensify further in the future. Barriers to entry are relatively low, and current and new competitors can launch new sites at a relatively low cost using commercially-available software. The Company currently or potentially competes with a number of other companies. The Company's direct competitors include various online services companies, including
Yahoo!, Excite, Inc. and a number of other small services, including those that serve specialty markets. The Company also competes indirectly with business-to-consumer online financial service companies such as CBS market watch. The company potentially faces competition from a number of large online communities and services that have expertise in developing online commerce and in facilitating online person-to-person interaction. Certain of these potential competitors, including Amazon.com, America online, Inc. and Microsoft Corporation, currently offer a variety of business-to-consumer financial services and classified advertising services. Competitive pressures created by any one of these companies, or by the Company's competitors collectively, could have a material adverse effect on the Company's business, results of operations and financial condition.

	Many of the Company's potential competitors have longer operating histories, larger customer bases and greater brand recognition in other business and Internet markets and significantly greater financial, marketing, technical and other resources than the Company. In addition, other online financial service companies may be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed companies. Therefore, certain of the Company's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to Web site and systems development than the Company or may try to attract traffic by offering services for free. Increased competition may result in reduced operating margins, loss of market share and diminished value in the
 Company's brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors. Further, as a strategic response to changes in the competitive environment, the Company may, from time to time, make certain pricing, service marketing decisions or acquisitions that could have a material adverse effect on its business, results of operations and financial condition. New technologies and the expansion of existing technologies may increase the competitive pressures on the Company by enabling the Company's competitors to offer a lower-cost service.
Any and all of these events could have a material adverse effect on the Company's business, results of operations and financial condition.

Risks Associated With Brand Development

	The Company believes that its growth will largely be attributable to word-of-mouth. The Company believes that continuing to strengthen its brand is critical to achieving widespread acceptance of particularly in light of the competitive nature of the Company's market.
  Promoting and positioning its brand will depend largely on the success of the Company's marketing efforts and the ability of the Company to provide high quality services. In order to promote its brand, the Company will need to increase its marketing budget and otherwise increase its financial commitment to creating and maintaining brand loyalty among users. There can be no assurance that the Company's brand promotion activities will yield increased revenues or that any such revenues would offset the expenses incurred by the Company in building its brand. Further, there can be no assurance that any new users attracted to the Company will conduct transactions over Capital Connection on a regular basis. If the Company fails to promote and maintain its brand or incurs substantial expenses in an attempt to promote and maintain its brand or if the Company existing or future strategic relationships fail to promote the
 Company's brand or increase brand awareness, the Company's business, results of operations and financial condition would be materially adversely affected.






Rapid Technological Change

	The market in which the Company competes is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcement, introductions and enhancements and changing customer demands. These market characteristics are exacerbated by the emerging nature of the Web and the apparent need of companies from a multitude of industries to offer Web-based products and services. Accordingly, the Company's future success will depend on its ability to adapt to rapidly changing technologies, to adapt its services to evolving industry standards and to continually improve the performance, features and reliability of its service in response to competitive service and product offerings and evolving demands of the marketplace. The failure of the Company to adapt to such changes would have a material adverse effect on the
Company's business, results of operations and financial condition.
 In addition, the widespread adaption of new Internet, networking or telecommunications technologies or other technological changes could require substantial expenditures by the Company to modify or adapt its services or infrastructure, which could have a material adverse effect on the Company's business, results of operations and financial condition.


Risks Associated with New Services, Features and Functions

	The Company plans to expand its operations by developing and promoting new or complementary services, products or transaction formats or expanding the breadth and depth of services. There can be no assurance that the Company would be able to expand its operations in a cost-effective or timely manner or that any such efforts would maintain or increase overall market acceptance. Furthermore, any new business or service launched by the Company that is not favorably received by consumers could damage the Company's reputation and diminish the value of its brand name. Expansion of the Company's operations would also require significant additional expenses and development, operations and other resources and would strain the Company's management, financial and operational resources. The lack of market acceptance of such services or the Company's inability to generate satisfactory revenues from such services to offset their cost could have a material adverse effect on the
 Company's business, results of operations and financial condition.

Online Commerce Security Risks

	A significant barrier to online commerce and communications is the secure transmission of confidential information over public networks.
The Company relies on encryption and authentication technology licensed from third parties to provide the security and authentication technology to effect secure transmission of confidential information. There can be no assurance that advances in computer capabilities, new discoveries in the field of cryptography, or other events or developments will not result in a compromise or breach of the technology used by the Company to protect customer transaction data.
If any such compromise of the Company's security were to occur, it could have a material adverse effect on the Company's reputation and therefore, on its business, results of operations and financial condition. Furthermore, a party who is able to circumvent the Company's security measures could misappropriate proprietary information or cause interruptions in the
 Company's operations. The Company may be required to expend significant capital and other resources to protect against such security breaches or to alleviate problems caused by such breaches.

Risk Associated with Acquisitions

	If appropriate opportunities present themselves, the Company intends to acquire businesses, technologies, services or products that the Company believes are strategic. The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Future acquisitions could result in potentially dilutive issuance's of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition.  Any such future acquisitions of other businesses, technologies, services or products might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.





Dependence on the Web Infrastructure

	The success of the Company's service will depend in large part upon the development and maintenance of the Web infrastructure, such as a reliable network backbone with the necessary speed, date capacity and security, or timely development of complementary products such as high speed modems, for providing reliable Web access and services. Because global commerce and the online exchange of information is new an evolving, it is difficult to predict with any assurance where the Web will prove to be a viable commercial marketplace in the long term. The Web has experience, and is expected to continue to experience, significant growth in the numbers of users and amount of traffic. To the extent that the Web continues to experience increased numbers of users, frequency of use or increased bandwidth requirements of users, there can be no assurance that the Web infrastructure will continue to be able to support the demands placed on it by this continued growth or that the performance or reliability of the Web will not be adversely affected. Furthermore, the Web has experienced a variety of outages and other delays as a result of damage to portions of its infrastructure, and could face such outages and delays in the future, including outages and delays resulting from the inability of certain computers or software to distinguish dates in the 21st century from dates in the 20th century or the (Y2K problem). These outages and delays could adversely affect the level of Web usage and also the level of traffic to the Company. In addition, the Web could lose its viability due to delays in the development or adoption of new standards and protocols to handle increased levels of activity or due to increased governmental regulation. There can be no assurance that the infrastructure or complementary products or services necessary to make the Web a viable commercial marketplace for the long term will be developed or that if they are developed, that the Web will become a viable commercial marketplace for services such as those offered by the Company. If the necessary infrastructure, standard or protocols or complementary products, services or facilities are not developed, or if the Web does not become a viable commercial marketplace, the Company's business, results of operation and financial condition will be materially and adversely affected. Even if the infrastructure, standards or protocols or complementary products, services or facilities are developed and the Web becomes a viable commercial marketplace in the long term, the Company might be required to incur substantial expenditures in order to adapt its service to changing Web technologies, which could have a material adverse effect on the Company's business, results of operations and financial condition.

Risks Associated with Information Disseminated Through the Company's Service

	The law relating to the liability of online services companies for information carried on or disseminated through their services is currently unsettled.  It is possible that claims could be made against online services companies under both United States and foreign law for defamation, libel, invasion of privacy, negligence, copyright or trademark infringement, or other theories based on the nature and content of the materials disseminated through their services. Several private lawsuits seeking to impose such liability upon other online services companies are currently pending. In addition, legislation has been proposed that imposes liability for or prohibits the transmission over the Internet of certain types of information.
  The imposition
 upon the Company and other online service providers of potential liability for information carried on or disseminated through their services could require the Company to expend substantial resources and/or to discontinue certain service offerings. In addition, the increased attention focused upon liability issues as a result of these lawsuits and legislative proposals could impact the growth of Internet use.

Governmental Regulation and Legal Uncertainties

	The Company is not currently subject to direct federal, state or local regulation, and laws or regulations applicable to access to or commerce on the Internet, other than regulations applicable to businesses generally. However, due to the increasing popularity and use of the Internet and other online services. It is possible that a number of laws and regulations may be adopted with respect to the Internet or othe r online services covering issues such as user privacy, freedom of expression, pricing, content and quality of products and services, taxation, advertising, intellectual property rights and information security. Although sections of the Communications Decency Act of 1996 (the "CDA") that, among other things, proposed to impose criminal penalties on anyone distributing
"indecent" material to minors over the Internet, were held to be unconstitutional by the U.S. Supreme Court, there can be no assurance that similar laws will not be proposed and adopted. Certain members of Congress have recently discussed proposing legislation that would regulate the distribution of "indecent" material over the Internet in a manner that they believe would withstand challenge on constitutional grounds. The nature of such similar legislation and the manner in which it may be interpreted and enforced cannot be fully determined and, therefore, legislation, similar to the CDA could subject the company and/or its customers to potential liability, which in turn could have an adverse effect on the
Company's business, results of operations and financial condition.
 The adoption of any such laws or regulations might also decrease the rate of growth of Internet use, which in turn could decrease the demand for the Company's service or increase the cost of doing business or in some other manner have a material adverse effect on the Company's business, results of operations and financial condition.


	Several states have also proposed legislation that would limit the uses of personal user information gathered online or require online services to establish privacy policies. The Federal Trade Commission has also recently settled a proceeding with one online service regarding the manner in which personal information is collected from users and provided to third parties. Changes to existing laws or the passage of new laws intended to address these issues, including some recently proposed changes, could create uncertainty in the marketplace that could reduce demand for the services of the Company or increase the cost of doing business as a result of litigation costs or increased service delivery costs, or could in some other manner have a material adverse effect on the Company's business, results of operations and financial condition.

Control by Principal Stockholders, Executive Officers and Directors

	Upon completion of this offering, the Company's executive officers and directors (and their affiliates) will, in the aggregate, own approximately 94% of the Company's outstanding Common Stock. As a result, such persons, acting together, will have the ability to control all matters submitted to stockholders of the Company for approval (including the election and removal of directors and any merger, consolidation or sale of all or substantially all of the Company's assets) and to control the management and affairs of the Company. Accordingly, such concentration of ownership may have the effect of delaying, deferring or preventing a change in control of the Company, impede a merger, consolidation, takeover or other business combination involving the Company or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of the Company, which in turn could have an adverse effect of the market price of the Company's
Common Stock.

Future Capital Needs

	The Company currently anticipates that the net proceeds of this offering, together with its available funds, will be sufficien to meet its
 anticipated needs for working capital, capital expenditures and business expansion through at least the next twelve (12) months.
Thereafter, the Company
may need to raise additional funds.  The Company may need to raise additional funds sooner in order to fund more rapid expansion, to develop new or enchanted services or products, to respond to competitive pressures or to acquire complementary products, businesses or technologies. If additional funds are raised through the issuance of equity or convertible debt securities, the percentage ownership of the stockholders of the company will be reduced, stockholders may experience additional dilution and such securities may have rights, preferences and privileges senior to those of the Company's Common Stock. There can be no assurance that additional financing will be available on terms favorable to the Company or at all. If adequate funds are not available
 or are not available on acceptable terms, the Company may not be able to fund its expansion, take advantage of unanticipated acquisition opportunities, develop or enhance services or products or respond to competitive pressures. Such inability could have a material adverse effect on the Company's business, results of operations and financial condition.

Immediate Dilution

	Purchasers of shares in the offering, if the maximum number of shares are subscribed, will acquire an aggregate of approximately 2.2% of the shares outstanding at the completion of the Offering. The present shareholders that own 100% of the total outstanding shares will incur an immediate dilution and own approximately 97.8% of the total shares outstanding at the completion of the Offering. Investors shall realize an immediate dilution in the book value per share of their stock upon investing in this Offering.

Private Offering Exemptions

	The shares of Common Stock are being offered to prospective investors under the private offering exemptions from registration available under the Act, as amended, and the laws of the states in which the shares of Common
 Stock will be sold. If the Company should fail to comply with the requirements of these exemptions, investors of this Offering may have the right to rescind their purchases if they so desire. Since compliance with the exemption rules is highly technical, it is possible that, if and when a holder of a security seeks rescission, they may succeed. If a number of purchasers were to successfully seek rescission, the Company would face financial demands that could have a material adverse effect on the Company.






Restrictions on Transfer and Resale of Stock

	This Offering is being made pursuant to Rule 504 of Regulation D promulgated under the Act, as amended and pursuant to applicable state securities laws. The shares offered and sold by this Offering are unrestricted and freely tradable under federal law. However, certain states have restrictions on the transfer, resale and trading of the shares offered and sold in this Offering. Each certificate for the securities offered herein will bear a restrictive legend indicating that the shares have not been registered under the Act, as amended, or the securities laws of certain states, and are being offered and sold in reliance on exemptions from the registration requirements of such act and state laws. In the event a purchaser of shares in the Offering attempts to transfer such shares to a third party, the Company will likely require an opinion of counsel regarding the lack of any restriction or impediment to transfer or resale of such shares under the laws of the states in which such sale or transfer is contemplated.

Management Discretion as to use of Proceeds

	The net proceeds obtained from this Offering will be used for the purposes described in this Offering under the section, "Estimated Use of Proceeds", the Company reserves the right to use the funds obtained from this Offering for other purposes not presently contemplated which the Company deems to be in the best interest of the Company and its shareholders.
The Company reserves the right to modify the use of proceeds in the future based upon changing circumstances and opportunities. As a result of the foregoing, the success of the Company will be substantially dependent upon the discretion and judgment of management with respect to the application and allocation of the net proceeds of the Offering. There is no minimum amount of Common Stock that is required to be sold in this Offering.
As such, the Company has the right to begin using the proceeds upon receipt, subject to required rescission holding periods.

No Public Market

	There is no public market for the shares offered for sale in this Offering or for the Company's stock. Investors are purchasing shares of stock in a privately held corporation. There is no guarantee that a public market will develop for the shares of Common Stock being sold in this Offering. A purchaser is further advised that the Company has not guaranteed or represented that a registration statement will be filed in connection with an initial public offering subsequent to this Offering. The timing of the filing of any registration statement is contingent upon, among other matters, the Company's financial and operations performance and the market conditions that prevail in the future. There can be no assurance that the Company will "go public" by having an initial public offering in reference to its Common Stock.

Possible Depressive Effect of Delaware Anti-Takeover Law and Certain Provisions

	The Company is subject to provision of Section 203 of Delaware General Corporations Law (the "DGCL"), and anti-takeover law.
 In general, this statute prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. For purposes of Section 203 of the
 DGCL, a "business combination" includes a merger, asset, sale or other transaction resulting in a benefit to the interested stockholder.
 An "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years prior, did own) 15% or more of the corporation's voting stock. Section 203 of the DGCL and certain provisions of the Company's Certificate of Incorporation have the effect of deterring or delaying hostile takeovers or management changes, even though such changes may be financially advantageous to the non-management stockholders of the Company.

Outstanding Shares Eligible for Future Sale

	The shares of Common Stock owned by present shareholders, officers and directors upon completion of this Offering will be deemed "restricted securities" as that term is defined under the
 Act, and in the future may be sold under Rule 144, which provided in essence, that a person holding restricted securities for a period of two
(2) years or more may sell every three (3) months, in brokerage transactions and/or market maker transactions, an amount equal to the greater of
(a) one percent (1%) of the Company's issued and outstanding
Common Stock or (b) the average weekly trading volume of the Common
Stock during the four (4) calendar weeks prior to such sale. Rule 144 also permits, under certain circumstances, the sale of shares without any quantity limitations by a person who is not an affiliate of the Company and who has satisfied a three (3) year holding period. Additionally, the shares underlying employee stock options granted, to the extent vested and exercised may be resold beginning on the ninety first (91) day after the effective date of a prospectus or offering circular pursuant to Rule 701 promulgated under the Act. Any such sales would have a depressive effect on the market price of the Company's Common Stock.

Determination of Offering Price

	The offering price for the Shares offered hereby bears no relationship to the assets, prospects, net worth of the Company, or any recognized criteria of value and should not be considered to be any indication of the actual value of the Company or its securities. The offer price of the Shares, was determined by the Company and there can be no assurance that subsequent trading, if any, will be at prices equal to or higher then the public offering price.

No Exchange Act Filings

Although the Company intends to file the necessary documents with the U.S. Securities and Exchange Commission in order to become a "Reporting Company" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in the near future, it is not presently required to report under the Exchange Act. Accordingly, shareholders will be without the protection of the disclosures required of registrants under the Exchange Act.

Penny Stock Rules:  Possible Inability to Sell in the Secondary Market

Rule 3a51-1 of the Exchange Act defines a "penny stock" as an equity security that is not, among other things: (a) a reported security (i.e., listed on national securities exchanges); (b) a security registered or approved registration and traded on a national securities exchange that meets certain guidelines, where the trade is effected through the facilities of that national exchange; (c) a security listed on NASDAQ; (d) a security of an issuer that certain minimum financial requirements ("net tangible assets" in excess of $2,000,000, if the issuer has been continuously operating for more than three (3) years or $5,000,000, if the issuer has been continuously operating for less than three (3) years), or "average r evenue" of at least $6,000,000 for the last three (3) years; or (e) a security with a price of at least $5.00 per share for the transaction in question or that
has a bid quotation (as defined in the Rule) of at least $5.00 per share.

Effect Upon Trading Market Rule 15c2-6

As long as the Company's net assets remain below $2,000,000 and a the same time, the Company's Common Stock trades at less than $5.00 per share, then broker/dealers who effect transactions in its Common Stock will be subject to Rule 15c2-6 (the "Rule") under the Exchange Act. The Rule imposes additional sales practice requirements broker/dealers who sell non-exempt securities to persons other than customers as defined in the Rule or accredited investors (generally, those institutions with assets in excess of
$5,000,000, or
 individuals with a net worth of more than $1,000,000 or annual income exceeding $150,000, or $300,000 jointly with his or her spouse). For transactions by the Rule, the broker/dealer must make a special suitability determination for the purchaser, and must receive the purchaser's written agreement to the transaction prior to each sale. Consequently, the application of the Rule may affect the ability of shareholders to sell their securities in a
secondary market, if in fact any exists.

State Blue Sky Registration

Almost all of the states of the United States have promulgated securities laws that require that securities be qualified for sale under the securities laws of their state, or exempted from such qualification, before securities brokers may legally solicit orders in those securities from residents of those states. Approximately 41 states (the "Manual Exemption States") automatically exempt from such qualification those securities that are listed in recognized securities manuals, such as Moody's, Walker's, and Standard & Poor's Listing in such manuals require that listed
 Company to present, among other things, a current audited financial statement showing gross assets of $100,000 or more. The Company is not currently listed in any of those manuals, although it intends to apply for listing in one of them at an early date. In the meantime, the liquidity of the secondary market for the Company's Common Stock, if any, may be adversely affected.

THE OFFERING

The Shares offered for sale consist of a maximum of 200,000 shares of common stock at a purchase price of $.50 per share to raise equity capital in the amount of $100,000 (before expense deductions). The Company does not require that a minimum number of shares must be sold in order to begin using the proceeds for business operations. All proceeds received may be used immediately by the Company for the purposes stated herein. Individual investors are not required to invest a minimum dollar amount in this Offering.
 If the maximum numbers of shares are sold, the Company will receive the total proceeds of $100,000, minus certain expenses to be deducted from these proceeds. Estimated expenses in the amount of $10,000 will be deducted from proceeds for offering costs for items such as legal fees, printing costs, securities filing fees, corporate administrative fees and other miscellaneous costs and expenses incurred by the Issuer in the preparation of this Offering.

The Offering shall commence on May 30, 2000, and the Company may continue to offer the shares of Common Stock for sale until all shares offered are subscribed to, but not later than May 30 2001. If the maximum number of shares of Common Stock is sold in this Offering, the combined individual investors will own 200,000 shares of Common Stock of the Company. The investors, assuming the maximum number of shares are sold, will own approximately 2.2% of the issued and outstanding shares of the Company. Investors will experience an immediate and substantial dilution of the value of the shares purchased. Furthermore, the founding shareholders will continue to own a majority of the issued and outstanding shares of the Company.

Currently, the Company plans to sell its own securities through authorized officers, directors and employees in accordance with applicable federal and state securities laws. However, in the event the Company engages a securities brokerage firm to assist with the sale of the securities in this Offering, the Company anticipates that the brokerage firm will receive a commission of ten percent (10%) on the sale of the securities upon prevailing community standards at this time. If this occurs, the net proceeds received by the Company will be reduced by $10,000.

Notwithstanding the foregoing, the Company does not presently have a contract or letter of intent with a brokerage firm for the sale of its securities
in this Offering. Therefore, the cost of selling securities stated in this Offering is an estimate only and shall not operate to bind the company to said amount or to state with certainty the actual cost of sales. If a brokerage firm is engaged during this Offering, the identity of the broker, the material terms of the selling agreement and/or copies of the selling agreement will be provided to investors.

CAPITALIZATION

Capital Connection was incorporated in the State of Delaware on February 28, 1999. Capital Connection is authorized to issue up to 50,000,000 shares with a par value of $.0001 per share. There are 9,300,000 shares issued and outstanding. The Company is not authorized to issue preferred stock or any other class of stock at this time. The holders of the shares of Common Stock are entitled to one (1) vote for each share held of record on all matters on which shareholders are entitled or permitted to vote. There are no conversion rights, redemption or sinking fund provisions or fixed dividend rights with respect to the Common Stock. All outstanding shares of Common Stock are fully paid and non-assessable, and the shares of Common Stock to be issued in this Offering, upon payment thereof, will be fully paid and non-assessable.

The following table sets forth the capitalization of the Company at April 1999 and adjusted for the sale of all shares offered hereby:

COMMON STOCK PAR VALUE $.00001 PER SHARE

Authorized ...................................50,000,000

Issued and Outstanding..... ......... ........................ 9,100,000
(as of May 30, 2000)

To be issued to subscribers of the offering assuming
Sale of all the shares offered...................................... 200,000

Total average of shares to be issued and outstanding......9,300,000

As of April 1999 there were no options or other agreements by which the Company is bound, requiring them to issue any additional shares of common stock.


ESTIMATED USE OF PROCEEDS


This is a "Best Efforts Only" offering.  If this offering is sold in its entirety, the net proceeds to be received by the Company, after deducting the expenses of the Offering will total approximately $25,000, (see chart below).

The Company intends to use the proceeds of this offering for general corporate purposes, including working capital and the development of a secure platform for financial transactions on the Internet. The prototype will be built as an actual foundation for a single system platform for business to business commerce and consumer to business commerce. The Company will use Internet databases and advanced communication networks as its foundation.

In addition, the Company may use some or all of the net proceeds of the Offering for acquisitions or investments in complementary businesses.
 While from time to time the Company evaluates potential acquisitions of such businesses, there are no present understandings, commitments or agreements with respect to any acquisitions of said business pending such uses the proceeds will be invested in short term, investment grade interest bearing securities.

Management expects to expend these funds for the indicated within twelve (12) months of their receipt. As each subscription to this Offering is received and accepted by the Company, the net proceeds will be available to the Company for immediate use. Receipt of insufficient amount of subscriptions by the Company may have a significantly adverse affect upon the ability of this business to proceed (see "Risk Factors").

During the period in which these proceeds are an expended, the Company expects that one of its principal activities will be to seek further equity, in significantly larger amounts. However, there can be no assurance that such additional capital can or will be obtained, or if so, that it will not be
on term's highly dissident access to the existing stockholders of the Company, including subscribers to this Offering.

The maximum proceeds to be received by the Company, after
 deduction of all applicable offering's expenses will be approximately $25,000.
The Company plans to apply the estimated net proceeds of the offering over the next twelve months as follows:



		GROSS PROCEEDS FROM OFFERING			$    100,000

		DEDUCTIONS
		A.	Sales Commissions (if applicable)			($    10,000)
		B.	Expenses of Offering (Legal, Accounting, 	 	($    15,000)
			Blue Sky Fees, Corporate Fees)

		NET PROCEEDS AFTER OFFERING EXPENSES:		$       75,000

		A.	Third party loan agreement			($     65,000)
			(repayment of debt for Web site development,
			printing costs, office equipment and databases)
		B.	Working Capital					$      10,000

The foregoing use of proceeds is a good faith estimate and is not conclusive. If the Board of Directors and Management of the Company deem it necessary to modify the use of funds for the best interest of the Company or to accommodate changing or unforeseen circumstances, they reserve the right to do so at any time.












CORPORATE MISSION

Capital Connection was created to build an integrated Internet financial service site providing a "Single Platform Solution" for consumers and businesses to meet all their financial needs. Capital Connection's mission is to become the premier provider of global end to end business solutions for its customer's. The Company's focus will be to introduce the lender to the borrower on a secured platform allowing consumers and businesses to conduct financial transactions safely. Capital Connection
Network will help facilitate these transactions through the Internet.


BUSINESS

This Memorandum contains forward-looking statements that involve risks and uncertainties. The Company's actual business operating results may differ significantly from the results discussed in these forward-looking statements. Factors that may cause such a difference include, but are not limited to, those discussed in "Risk Factors".


Industry Background

The Internet has emerged as a global medium enabling millions of people worldwide to share information, communicate and conduct business electronically. International Data Corporation ("IDC") estimates that the number of Web users will grow from approximately 69 million worldwide in 1997 to approximately 320 million worldwide by the end on 2002. This growth is expected to be driven by the large and growing number of personal computers (PC's) installed in homes and offices, the decreasing cost of PCs, easier, faster and cheaper access to the
Internet, improvements in network infrastructure, the proliferation of
 Internet content and the increasing familiarity and acceptance of the Internet by businesses and consumers. The Internet possesses a number of unique characteristics that differentiate the Internet from traditional media: users communicate or access information without geographic or temporal limitations; interact instantaneously with a single individual or with entire groups of individuals. As a result of these characteristics, Web usage is expected to continue to grow rapidly.

The growing adoption of the Web represents an enormous opportunity for businesses to conduct commerce over the Internet. IDC estimates that commerce over the Internet will increase from approximately $32 billion worldwide in 1998 to approximately $130 billion worldwide in 2000. While companies initially focused on facilitating and conducting transactions between businesses over the Internet, a number of companies more recently have focused on facilitating a wide variety of business-to-consumer transactions. Typically these companies use the Internet to offer standard products and services that can be easily described with graphics and text and do not necessarily require physical presence for purchases, such as books, CDs, videocassettes, automobiles, home loans, airline tickets, online banking and stock trading. The Internet gives these companies the opportunity to develop one-to-one relationships with customers worldwide from a central location without having to make the significant investments required to build a number of local retail presence, manage a worldwide distribution infrastructure or develop the printing and mailing infrastructure associated with traditional direct marketing activities. While companies have generally focused on applying these benefits in business-to-business and business-to-consumer transactions, a significant market opportunity exists to apply these same advantages to facilitate business-to-business and business-to-consumer financing over the Internet.


Products and Services

The Company's secured on line Web site will provide a multitude of financial services. When visitors come to the Web site they, will be provided with a listing of categories that will better help pinpoint their needs. After choosing a category they will be brought to a Web page with listings of companies that provide the specific services required by the consumer.  For example, when a client visits Capital Connection
Web site looking for a mortgage, they click on "Mortgage Financing" a category on the Web page. Clicking on "Mortgage Financing" the customer is taken to a new Web page, on this page there are sub categories:
 1) first mortgages; 2) second mortgages and 3) home equity loans.
  The customer then clicks the sub category that best suits their needs. This immediately takes them to a directory of companies who provide that specific service. When the customer selects a specific company they are then sent directly to that company's Web page.

The companies listed on Capital Connection Web site will have the opportunity to seamlessly interact with their customers on a secured platform. In turn, this will allow business to be transacted quickly and safely. Below is a listing of some categories that visitors to Capital Connection Web site will have an opportunity to select from. Depending on the flow of traffic categories will be added or deleted depending on the usage.
Equipment Lease Financing

Most companies are significant users of leased equipment.
Since such companies acquire and upgrade equipment  frequently, many use leasing as the primary means of financing. This leasing method has nurtured the leasing industry into a $100 - $150 billion a year industry with no single leasing company capturing more than a small percentage of the total market. Capital Connection through its Global E. Commerce financial network will offer lease financing.
The Company will link leasing companies ("Lenders") to business and consumers ("Borrowers"). These transactions will take place on a secured platform enabling safe, timely and cost effective transactions on-line.

Business Purpose Loans

The Company will focus its marketing efforts on attracting small businesses and consumers who do not meet all of the credit criteria of commercial banks and other lending institutions. In turn, the Company will provide a listing of non conventional lenders who will give business purpose loans primarily secured by real estate, personal guarantees, pledges of securities, assignments of contract rights and life insurance policies. These introductions will take place through the Company's E-Commerce Web site.

Insurance Services

The Company will provide visitors to its global financial network, listings of large insurance companies to small independent insurance agencies. These insurance companies will not only provide traditional insurance products such as life, health and annuities. But in some cases offer less traditional insurance services and products not normally associated with all insurance companies. Capital Connection' s visitors will be able to shop these insurance companies rates and services at the touch of their fingertip.

Mortgage Financing

Capital Connection will have listings of mortgage companies
 specializing in originating, servicing and selling first mortgages and home equity loans, secured primarily by first liens on residential properties. The Company's Web site will provide the visitor the opportunity to shop lenders by geographical location if desired, and run comparisons on interest rates and monthly payments.

Auto/Boat Financing

Listing finance companies providing individuals and business loans for their automobiles and boats. Visitors to this specific sub category can compare rates and payments streams from each lending source. There will be listings for individuals with excellent credit and those with challenging credit.

Credit Card Services

Listing of companies offering major credit cards including
Visa, Discover, MasterCard, American Express and Diners Club.
The visitors will be able to compare credit card companies rates and terms to best suit their needs.

Financial Planning Services

Listing of companies providing asset allocation and
 financial plans for individuals, small businesses and municipalities. This sub category will only list companies with the proper credentials and certifications required by regulatory authorities.

Certificates of Deposit

Listing of banks, savings and loan, and custodial companies offering insured certificates of deposit. The visitor will be able to compare any rate of return at all financial institutions across the country.

Brokerage Services

Listing of discount brokers, national firms, regional firms and on-line trading brokerages. Visitors will be able to receive services such as real time stock quotes, stock charting, financial newsletters, discussion groups, research and a bevy of other brokerage services.

MARKETING

Capital Connection core business is marketing other companies financial services to clients who visit its on-line Web site. Establishing this world wide market presence will be accomplished through the use of collaborating commerce and communications networks. The
Company defines this as a "Single Platform Solution" for business-to-business commerce. Customers will have the capability to intelligently manage and market their services both locally and internationally. The use of this network technology also allows customers of the Company to interact with their clients and other businesses in rich multimedia formats.

Global integrated markets will allow the Company to connect
seamless networks to markets, market to mediums, and mediums to people at any level, anywhere and anytime. This kind of marketing allows previously local products and services to be marketed nationally, even world wide for a fraction of the cost associated with traditional advertising. This model of marketing incorporated into simple everyday methods will allow the Company to help customers market their financial services which in turn will help Capital
 Connection develop more market presence.   The following is a brief
description of how Capital Connection plans to market there complete financial solution.

Key Partners and Joint Venture Marketing

One key component to the Companies success will be to establish relationships with companies who will advertise
Capital Connection' Web site in return for advertising their company's services. This collaboration with leading brand name businesses will help the Company gain market presence and brand recognition.

The Company believes that by developing its global commerce network with brand name vendors will allow the company gain instant credibility as well as leverage its market presence and financial service expertise. This type of marketing method would benefit both the Company and its partners on a continuous basis.

Print Advertising

Capital Connection will utilize the expertise of its management to deploy an advertising campaign through printed text. The Company believes that traditional advertising is still effective and will only help in its quest to gain market presence. Because of management's background in the advertising industry, this marketing method will be transacted in house which will reduce operating costs.

Electronic Commerce Marketing

One of the Company's most innovative forms of marketing will be on line. This type of advertising can be accomplished at little to no cost in some instances. This will be accomplished through the use of E-Mail and Usenet.

E-mail is a system of the Internet whereby people send private messages to one another around the world or across the street. Its fast, efficient and best of all its free.

Usenet - ("News, Newsgroups, User Groups"), is a sub-network that evolved out of the need for people to communicate with each other about topics of interest. There are certain restrictions to advertising on the Usenet that do not exist on the World Wide Web. Not withstanding, the Usenet if properly used can be a powerful marketing tool.

Media Center (Television and Radio)

Media relations planning and purchasing will be managed by this center. All media for Capital Connection will be run out of this center exclusively. The Company believes that a television and radio marketing campaign will greatly enhance Capital Connection market acceptance and help establish instant credibility amongst its peers.

Sales Promotion and Direct Marketing

This center will feature individuals trained in sales promotion and direct mail techniques. Segmentation and database marketing will be housed here. Financial direct marketing and credit card marketing programs will be a featured part of the assignments this center will actively participate in.


Public Relations Center

Corporate and public relations will play a direct rule in the success of Capital Connection. For that reason, this center will be responsible in handling all publicity for the Company and its management. This center will also serve as the liaison between the Company and Wall Streets brokerage community.


Trade & Industry Publication

The Company will develop a marketing campaign in conjunction with chambers of commerce and other trade organizations. Capital
Connection would seek cooperation with these publications to advertise at no cost or a discounted rate in return for reduced online advertising on its Web-site. The Company believes that credibility will be attained by advertising in the proper trade and industry publications.

COMPETITION

The products and services currently provided by Capital Connection
Network are highly competitive but also very fragmented and underserved.
 The Company does expect competition from existing companies as well as new entrants in the future. The Company has pinpointed areas in which it expects its most fierce competition. The following is a list of areas the Company expects to compete in.

Electronic Commerce

Search Engines

Electronic commerce has rapidly emerged as the preferred way to market products and services. This has allowed small companies who have a single product or service to compete with multi national companies with a much broader base of customers, products and services. Capital Connection believes that the level of competition it expects to encounter on the World Wide Web is diverse in nature but very fragmented.

The Company will compete with search engines such as Yahoo, Excite, Lycos and Info-Seek. These search engines will list individual companies who are much larger and better financed. It will be up to the Web surfer to select from a list of companies provided by the search engines.

Financial Service Companies

Capital Connection will also encounter competition with financial service companies who advertise their Web sites on the search engines. (Examples of such companies are Citibank, Conseco, AFS, CD Now, and many other financial service companies).

Because electronic commerce is a relatively inexpensive form of advertising it has become a very chaotic industry, searching for standards to build on. The Company believes that it can compete effectively by focusing on its concept of being a one stop financial solution on a secured platform.

Media Centers


Television and Radio

Capital Connection will have to directly compete for advertising dollars that normally would be allocated for television and radio expenditures. The Company believes that companies will continue to expend more advertising dollars on-line because of its cost effectiveness and its ability to reach a specific targeted market.







TACTICAL STRATAGEY



Capital Connection global commerce network will be designed to offer flexible in-depth financial categories allowing the visitor to interact with the advertisers seamlessly. The following will be its core profit centers.



Business Services & Profit Centers



Electronic Commerce Impression Advertising

Banners will be the most expensive and powerful ads on the Capital Connection network. Viewers can use their mouse to click to banners and visit the advertiser's Web site. The least expensive ads will be simple displays that viewers can read. As with other popular
Web sites that target specific audiences, Capital Connection will be able to charge top dollar for advertising. Companies are willing to pay more for ads targeting specific audiences. The Company will track viewer's selections and click throughs so that they can easily assess advertising rates and adjust them accordingly.

Transaction Fees

Capital Connection will receive transaction fees for any business generated through its secured platform. Transaction fees will be determined by frequency, dollar amount, financial service type and length of processing time. The advertisers will be assessed transaction fees accordingly.

Lease Financing

The Company plans to originate small ticket leases generally between ($5,000 - $225,000) and to a lesser extent, middle market leases
 (generally $225,000 - $1,000,000) for the acquisition of business equipment. The Company's perceived value is the ability to approve a higher percentage of leases while maintaining excellent customer service. Sales will be handled internally and management will maintain direct contact with its customers on a regular basis.























MANAGEMENT

Executive Officers and Directors

The following table sets forth-certain information regarding the executive officers and directors of the Company.

	Name	Age	Position
Edward Gibbs                    56     President, Chief Executive
                                                       Officer and Director
Amy Teiken	 33    Vice President Business Development and Director
Richard Lishewski	 35    Vice President of Marketing and Director
David Pierfy	 28    Vice President Business Development and Director
Greg Augustiniak	 34    Secretary and Director
M. David Sayid	 42    General Counsel


All directors of the Company hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified. At this time, directors do not receive director's fees for serving of the Board of Directors of the Company.


Edward Gibbs

Born in Columbus, Ohio, Mr. Gibbs holds two Bachelor's degrees in Fine Arts and Graphic Design from the Columbus College of Art and
Design and the University of Cincinnati, as well as a Masters Degree in Advertising from Syracuse University. He is experienced in retail and business-to-business marketing which includes having worked with Fortune
100 companies like Libby Owens Ford, Chrysler, Manville, Owens Corning Fiberglass, and United States Gypsum. His history also reaches into the consumer and retail arena with Hanes, Kmart, Champion Spark Plugs,
Proctor & Gamble, Sears, Home Depot, Lotus, Gingess Formal Wear
 topping the list.  His retail automotive background is full of clients covering
over 20 different car makes. Financial organizations like United First Card, The Associates, John Nuveen and Stein Roe have experienced his leadership. Mr. Gibbs has been an agency owner having built Ohio's eight largest full service advertising and public relations firm with over 100 employees and
$50 million in billings.  He has also served as a consultant for over 20 advertising agencies and helped build creative departments in six companies.  In 1992, Mr. Gibbs came to Chicago to take over the creative responsibilities at Grant Jacoby, Chicago's oldest ad agency. In 1995, Grant Jacoby Business-to-Business division became Chicago's largest Business-to-Business agency. Mr. Gibbs accepted a new assignment to build the retail and business division with Columbian Advertising in 1995.
 In 1997, he left to form his own organization E. Gibbs and Associates, Inc. Assignments have included the total repositioning and an advertising campaign for the International Zurich Company.  A new marketing strategy and position for Country Companies Insurance, the introduction of a new one-to-one voice activated network to be launched by petroleum companies
in conjunction with the RJ Reynolds Company.   Mr. Gibbs has received
 numerous awards which include Clios and recognition from art directors clubs from New York, Chicago, Detroit and Toledo. In 1995, Mr. Gibbs was
awarded a Business Marketing Pro-Com award for the best business Ad
Campaign in America. In 1997, his campaign for NASCAR racing and the Gillette Company was selected as one of the top ten best campaigns of the decade by Promotion Magazine.

Amy Teiken

Ms. Teiken, a graduate of the University of Colorado at Boulder with a Bachelor of Science degree in Business Administration, has spent the past five years working in the industrial equipment commercial finance and leasing area. As Branch Credit Manager for Associates Commercial
Corporation, Ms. Teiken manages the Denver Industrial Equipment Regional Office's Credit Department, where she oversees the new business finance and lease application process as well as the department's human resource activities. Previously, she served as a District Sales Manager for the company,
responsible for industrial equipment loans and leases in Colorado and Wyoming.
 In this position, she increased territory revenue volume by 15 percent in a single year and increased market share by seven percent. She has also served as Portfolio Control Manger and Business Analyst for the company.








Richard Lishewski

With a Bachelor of Science degree in Marketing from Ohio State University, Mr. Lishewski is also a Certified Personal Consultant. He is Director of Recruiting for Price Waterhouse Coopers Management
Consulting Services, where he builds and supports the e-business and enterprise resource planning (ERP) infrastructure across the company's
 American business unites. Mr. Lishewski directs all e-business competitive sourcing efforts and coordinates all e-business recruiting for experienced staff on a national basis. Previously, Mr. Lishewski was a Senior Executive Recruiter for AIM Executive, Inc., a Denver-based human resource firm, which provides executive search and recruitment services, professional contract staffing services and, under the Enter Change brand, corporate outplaced and career management consulting.
Mr. Lishewski, was responsible for recruiting, screening and placing manufacturing and engineering candidates for executive management positions. He developed new sales territories/accounts, achieved sales objectives which shortened the recruiting cycle by 30 percent, and established long-term corporate client relationships which yielded a 97 percent customer retention rate. Prior to joining AIM Executive, Mr. Lishewski worked for First Investors Corporation, where he opened and managed over 100 active accounts, which generated approximately
 $200,000 in annual gross commissions.


David Pierfy

Mr. Pierfy graduated Syracuse University in May 1992 with a
B.S. in Accounting. He worked at Price Waterhouse LLP in New Jersey as an auditor from Sept. 1992 - Sept. 1995 with a variety of clients including Bristol Myers Squibb, Bethlehem Steel, Chase Manhattan, and Dataflex. He received his CPA certificate from the state of New Jersey in February 1995. He moved to Orlando in September 1995 where he initially served as the Chief Financial Officer of Airship International Ltd.
This position evolved into increased responsibility as the Chief Financial
 Officer of an affiliated entity, Trans Continental Records, Inc., which handles the administrative and financial matters of Airship International,
 Chippendales, and several other affiliated entities including a recording studio and publishing company, like the Backstreet Boys, and 'N Sync, managing all financial affairs for the groups touring, merchandising, recording, and sponsorship activities. In October 1998, Mr. Pierfy formed Independent Management Services, Inc., which provides business management services to small companies, particularly entertainment-related ventures, while maintaining all his responsibilities with Trans Continental Records.


Gregory R. Augustiniak

Mr. Augustiniak graduated from the University of Toledo in 1989 with a degree in Finance. He moved to Chicago in 1990, where he began his career as a stockbroker. In 1992, Mr. Augustyniak took a position with Chatfield Dean & Co. as an assistant Compliance Officer and then as a Branch Compliance Officer in 1993 for their Denver, Colorado Branch.
From there, he moved to the Irvine, California Branch to assume the responsibilities as Branch Compliance Officer. Then in September
 1995, he accepted a position with Trans Continental Records in Orlando, Florida, where he currently is Director of Merchandising for numerous musical groups such as 'N Sync and, was also responsible in obtaining the Back Street Boys' first worldwide multi-million dollar merchandising agreement. He also works with the Finance Department in regard to various investment banking matters.

David Sayid

Since 1992, Mr. Sayid has been Senior Partner for Sayid and
 Associates LLP. The firm specializes in securities transactions and issues, including initial public offerings; secondary offerings;
New York Stock Exchange, American Stock Exchange and NASDAQ listings;
shelf debt and employee benefit plan registrations; private placements;
venture capital offerings; public and private debt offerings; proxy statements;
 SEC annual and periodic reports; insider trading and compliance programs and required insider filings; and public disclosure matters.
 Previously, Mr. Sayid
served as General Counsel for Global Capital Group, where he managed the
 European holding company's securities brokerage firm and insurance brokerage firm. He was also General Counsel for four broker -dealer subsidiaries of J.T. Moran Financial Corporation, a publicly traded
NASDAQ securities firm. Mr. Sayid earned his Bachelor's degree in History from Queens College and his Juris Degree from Boston Law
 School.






EXECUTIVE COMPENSATION


Assuming the successful completion of this offering, of which there can be no assurance, the Company intends to offer employment contracts to certain officers and key personnel. Such agreements will provide for increased base and incentive compensation, the terms of which are to be negotiated. There is no assurance that the Company will be able to negotiate such agreements on terms that will be acceptable to the Company and certain officers and key personnel.

The Company reserves the right to establish stock option plans in the future and to compensate its key officers, directors and employees with stock options.
  The Board of Directors may reserve shares for issuance pursuant to a stock plan.


IDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 145 of the Delaware General Corporation Law authorizes and empowers the Company to indemnify the directors, officers, employees and agents of the Company against liabilities incurred in connection with, and related expenses resulting from, any claim, action or suit brought against any such person as a result of his relationship with the Company, provided that such acted in good faith and in a manner such person reasonably believed to be in, and not opposed to, the best interests of the Company in connection with acts or events on which such claim, action or suit is based.
The finding of
civil or criminal liability on the part of such persons in connection with such acts
or events is not necessarily determinative of the question of whether such persons have met the required standard of conduct and are, accordingly, entitled to be indemnified. The foregoing statements are subject to detailed provisions of Section 145 of the General Corporation Law of the State of
 Delaware.


PRINCIPAL SHAREHOLDERS

Two primary entities own the majority of the issued and outstanding shares of Capital Connection. Specifically David Sayid the owner of 100,000 shares of Common Stock. In addition, Ohio Enterprise Group LLC, a Delaware limited liability company ("Ohio Enterprise") owns 9,000,000 shares of the Company's Common Stock.

Ohio Enterprise Group LLC  ("Ohio Enterprise) was formed in July of 1998. The principal place of business for Ohio Enterprise is located at 884 Ian Court, Cincinnati, Ohio 45226. Ohio Enterprise is a holding company and is governed by the limited liability company laws of the State of Delaware.

Ohio Enterprise is party to an agreement whereby it has preemptive rights to maintain its respective percentage of ownership in the Company in the event of any future issuance of stock. The effect of such provision is that as the founding shareholder has the right to anti-dilution measures by virtue of contract. All stock certificates issued shall bear a legend notifying current and prospective shareholders of the existence of this provision.

The following table sets forth information as of the date of this Offering based on information obtained from the person named below with respect to the beneficial ownership of shares of Common Stock by (i) each person or group known by the Company to be a present shareholder in the Company owning 10% or more of the issued and outstanding Common Stock (ii) each director, and (iii) each executive officer.
 .

										      	Percent Owned

Name		Shares Owned	 Before Offering	 After Offering
837:   Ohio Enterprise Group, LLC    9,000,000	98.9%	96.7%

  100,000	 1.1%	1.1%

841:   Post Offering:
  200,000	N/A 	2.2%
843:   Assuming Maximum Offering is sold

	TOTAL    9,300,000	N/A                    100%

CONCLUSION

Until this point when a Web surfer looked for a specific need they used a key word search such as leasing. This brought that person to a multitude of listing some times in the thousands. At this time the surfer had to select from this list and it would then take that person to companies Web site. Sometimes that Web site had little or sometimes no direct correlation to the surfers specific needs. Capital Connection for the first time will categorize specific financial services similar to the yellow pages in your phone book. It will allow customers to seamlessly transact business with those companies privately, quickly and safely on a secure network.
This will make Capital Connection a one stop financial center providing complete financial solutions.


DESCRIPTION OF SECURITIES

Common Stock

The Company is authorized to issue 50,000,000 shares of Common Stock, $.00001 par value per share, of which 9,100,000 shares are presently issued and outstanding. Each outstanding share of Common Stock is entitled to one vote, in person or by proxy, on all matters that may be voted upon by the owners thereof at meetings of the stockholders.

The holders of Common Stock (i) have equal ratable rights
 to dividends funds legally available thereof, when and if declared by the Board of Directors of the Company; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company; and (iii) are entitled to one non-cumulative per share on all matters on which stockholders may vote at all meeting of stockholders.

All shares of Common Stock which are the subject of this offering, when, will be fully paid for and non-assessable, with no personal liability attaching to the ownership thereof. The holders of shares of Common
Stock of the Company do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all directors of the Company if they so choose and, in such event, the holders of the remaining shares will not be able to elect any of the Company's directors.


Dividend Policy

The payment by the Company of dividends, if any, in the future, rests within the discretion of its Board of Directors. The Company has not declared cash dividends since its inception, and because it intends to reinvest any earning in the development if its business, has no present intention of paying cash dividends on its Common Stock.

Transfer Agent

The Transfer Agent for the Company's Common Stock is Continental
 Stock & Trust Company, 2 Broadway, New York, NY 10004. Its telephone number (212) 509-4000 and its fax is (212) 509-5450.


LEGAL COUNSEL

Certain legal matters in connection with this Offering have been passed upon by the firm of Sayid and Associates, New York, New York.
 Sayid & Associates
does not represent investors in the Company or in connection with this Offering.
No independent counsel has been retained to represent investors in the Company.






CONFIDENTIAL INFORMATION

Prospective investors should not construe the contents of this Offering Document or any written or oral communications from the
 Company or its management, agents and affiliates as tax, legal, investment or other advice. Each prospective investor must rely solely upon his or her own representatives as to those and related matters concerning an investment in the Company. The obligations of the parties to this transaction are set forth in and governed by the documents referred to in this Offering Document. No person is authorized to give any information or to make any statement, representation, or warranty not contained in this Offering Document. Any such information must not be relied upon as having been authorized by the Company.

Neither the delivery of this Offering Document nor any sales of the
 Shares shall, under any circumstances, create an implication that there has been no change in the matters discussed in the Offering Document since the date hereof; however, in the event that any material change occurs prior to the completion of the offering described in this Offering Document, this Offering Document will be amended or supplemented accordingly.
This Memorandum and all other matters contained herein are strictly confidential and proprietary to the Company. Each person receiving a copy hereof, by accepting such delivery, shall be deemed to have agreed not to disclose to others or to use any of the information herein contained except for purposes of evaluating with his/her financial adviser an investment in the shares of Common Stock offered hereby and to return the same to the Company if he or she elects not to subscribe.



SUBSCRIPTION PROCEDURE

The execution of a Subscription Agreement constitutes a binding offer to buy the Shares and an agreement to hold open the offer to buy the Shares until the subscription is accepted or rejected by the Company. No subscriptions will be valid unless accepted in writing by an officer of the Company.

	Perspective investors who wish to invest must deliver the following items to the Company:

	1.  An executed Subscription Agreement with all blanks completed (See Page 33);

	2.  An executed Purchaser Questionnaire (See Page 40);

	3.  Compliance Verification Application  (See Page 43); and

	4. A check payable to the order of "Capital Connection, Inc." in the amount of the subscription.

The original subscription documents to be executed by each subscribe r are contained in a packet entitled "Execution Documents" that accompanies this Offering Document. On delivery of the executed subscription documents and expiration of any state recision rights, the subscriber will become bound by
its terms and will not be able to revoke his subscription.
 The Company will furnish
 to all investors whose subscriptions are accepted by the Company, a copy of the fully executed Subscription Agreement. However, the Company reserves the right to reject any subscription, in whole or in part, in its sole discretion.













SUITABILITY REQUIREMENTS;
LIMITATIONS ON TRANSFERABILITY

Purchase of the Shares offered hereby involves a high degree of risk and is suitable for persons of substantial financial means who have no need for liquidity in their investment. This Offering is not a public offering and is intended to be made pursuant to Section 4(2) of the Securities Act and Regulation D ("Regulation D"), as amended promulgated by the
 Commission. The Offering is also intended to be exempt from the registration requirements of various state securities laws.

(i) Shares may be purchased by Non-Accredited Investors.

(ii) In addition to meeting the requirements of (i) above, the Shares may be purchased by an unlimited number of Accredited investors
(as such term is defined in Regulation D).  In general, An Accredited
Investor is:

(a) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

(b) Any natural person whose individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level in the current year;

(c) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

(d) Any entity in which all of the equity owners are Accredited Investors whose purchase is directed by a sophisticated person
 (a person who either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this description).

A substantial number of state securities commissions and securities industry associations have established investor suitability standards for the marketing within their respective jurisdictions of private offerings of securities. Some have also established minimum dollar levels for purchasers in their states. The Company intends to comply with these restrictions.


An investment in the Company involves a risk of loss of an investor's entire investment in the Company and is suitable only for person's substantial financial resources and who understand the long-term nature of this investment. It is suitable only for persons willing to assume the risk of a speculative investment of limited liquidity.

Each potential investor must complete a Purchaser Questionnaire
 (See Page 33) and all investors who are not themselves capable of evaluating the merits and risks of the offering must have their Purchaser Representative complete a Purchaser Representative Questionnaire
(See Page 40) for review by the Company in order to determine suitability.

Each purchaser in this Offering must represent and demonstrate that he is knowledgeable in business and financial matters and that he is able to evaluate the merits and risks of this investment. All investors will be required to complete an Investor Questionnaire, attached herein.

Each purchaser of an interest will be required to represent that the interest is being acquired for the purchaser's own account, for investment and not with intent to sell or distribute. This Offering is further available only to those who fully understand, are willing to assume, and have the financial resources necessary to withstand the risks involved in the Company's specialized investment program and to bear the potential loss of their investment in the Securities. Finally, investors will be subject to the financial suitability requirements imposed by certain states which prohibit a person's ability to invest in this Offering unless certain financial criteria are met based upon net worth and the amount of the investment.

Each prospective investor is urged to consult with its own advisers to determine the suitability of an investment in the Company and the relationship of such an investment to the purchaser's overall investment program and financial position. Each purchaser of an interest will be required to further represent that after all necessary advice and analysis, its investment in the Company is suitable and appropriate, in light of the foregoing considerations. The Company has the right to reject a subscription for any reason or for no reason.
APPENDIX A




Offering Memorandum





CAPITAL CONNECTION, INC.
a Delaware Corporation







Subscription Documents
for Shares of Common Stock in the Corporation


These subscription documents do not constitute an offer to sell nor a solicitation of an offer to buy any security. The subscription documents may only be used in conjunction with, and such offers and solicitations may only be made by means of CAPITAL CONNECTION, INC'S Private Placement Offering Memorandum dated May 30,2000

The shares of Common Stock in the Company (the "Securities")
 referred to herein have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the Florida Securities and Investor Protection Act. These Securities may be acquired for investment purposes only and not with a view toward distribution or resale, and may be not sold, mortgaged, pledged, hypothecated or otherwise transferred without and effective registration statement for such Securities under the Act, unless exempt under the Act and applicable state securities laws.
 CAPITAL CONNECTION, INC. (the "Company") requires an opinion of counsel that any such transfer shall not violate any federal or state securities laws.
CAPITAL CONNECTION, INC.



Subscription Agreement for Shares of Common Stock

Investors must complete the following steps prior to the intended date of subscription:

(1)	Complete the attached Subscription Agreement
and Investor Questionnaire (the "Subscription Documents") and return the completed originals to the Company at the address below along with your subscription payment.

		Capital Connection, Inc.
		670 Second Street North
		Safety Harbor, FL  34695
		Tel:   800-344-5428
		Fax:  727-725-9765

(2)	The Company will notify the prospective investor whether he
is eligible to subscribe for Shares of Common Stock in the Private Offering.

(3)	Upon notification, investors shall remit Subscription payments
 ("Subscription Payment") to the Company in accordance with the instructions stated herein. If the subscription is not accepted for any reason, the
Subscription Payment will be returned to the prospective investor without interest. See specific instructions for wire transfer and check payments on the following page.

(4)	Upon acceptance of the subscription, the Company will return a copy of the executed Subscription Documents to the Investor and Investor shall receive his share of Common Stock after the expiration recession periods.

(5)	Each prospective investor which is an entity must provide
evidence that the required corporate or institutional documents of the prospective investor (e.g. certificate of incorporation, by-laws, partnership agreement, trust agreement) permit it to make this investment and that all appropriate action has been taken by the prospective investor to authorize the investment, and that the person(s) executing the Subscription Documents has (have) authority to do so.

(6)	If the investor is not a qualified investor or if the prospective investor does not wish to subscribe to an Common Stock, please return all of the enclosed documents to the above address. The enclosed documents may not be reproduced, duplicated or delivered to another person.

(7)	A subscription is not deemed finally accepted until all
 conditions have been performed by the investor as stated herein and in the Memorandum, the Company executes all required Subscription
 Documents, and the Company receives payment in full of the Subscription Payment.


	PAYMENT INFORMATION



PAYMENT BY WIRE


(If wiring funds, please give this page to your bank)


Your bank should wire transfer immediately available funds to:

Bank Name:
ABA #:
Credit A/C #:
i/n/o:		CAPITAL CONNECTION, INC.

Please also have your bank send the following message
(fax number _________________) to CAPITAL CONNECTION, INC.,
Attn: Shelley Newman

"CAPITAL CONNECTION, INC. - I (or Company name) have
instructed    (name of bank)    to credit your account for $  (insert amount)
      (insert name of subscriber)       on      (insert date)       ."



	IMPORTANT:

	1)	Please have your bank identify on the wire
 transfer the name of the intended investor.

2) We recommended that your bank charge its wiring fees separately so that an even amount may be invested.



PAYMENT BY CHECK


If payment is by check, acceptance is subject to clearance of funds, and the check must be payable to "CAPITAL CONNECTION, INC." and mailed to the CEO a the following address:

		Capital Connection, Inc.
		Attn:  Edward Gibbs
		670 Second Street North
                                           Safety Harbor, FL  34695















CAPITAL CONNECTION, INC.

IN WITNESS WHEREOF, as this _______ day of ________________ 199____, the Investor identified as such below and in the Investor Questionnaire ("Purchaser or Investor") hereby agrees to purchase and the Company agrees to sell to Investor, of following shares of Common Stock for the amount stated below.

TOTAL SUBSCRIPTION PAYMENT OF:	$_____________ (Dollar Amount)

TOTAL SHARE OF COMMON STOCK:	 ____________ @ $.50 per Share

Investor understands and agrees that:

I.	INVESTOR UNDERSTANDS AND AGREES THAT:

(1)	The Investor agrees to become a shareholder in
 (CAPITAL CONNECTION, INC.) (the "Company"),
("Capital Connection", or "Issuer") and in connection therewith subscribes for and agrees to purchase shares of Common Stock
("Common Stock") of the Company pursuant to Capital Connection's
Private Placement Memorandum dated May 30, 2000
 ("Memorandum" or Offering"). The Investor agrees to, and understands, the terms and conditions upon which the Common Stock are being offered, including, without limitation, the risk factors referred to in the Memorandum.

(2)	Investor understands that this Subscription is not binding
 on the Company unless and until it is accepted by the Company, as evidenced by its execution of this Subscription Agreement where indicated below.  The Company reserves the right to reject this
 Subscription for any reason or no reason, in whole or in part, at any time prior to acceptance thereof. In the event of rejection of this Subscription Payment will be promptly returned to the Investor without deduction and this Subscription Agreement shall have no force and effect. The account in which the Subscription Payments are received will be a non-interest bearing account.

(3)	Investor acknowledges that he has received, read,
 understood and is familiar with the Memorandum and the terms of the Offering pursuant to which this Subscription is being made. Investor further acknowledges that, except as set forth in the
Memorandum, no representations or warranties have been made to him by the Company, the financial condition of the Company, and/or the economic, tax or other aspects or consequences of a subscription for the Common Stock, and that the Purchaser has not relied upon any information concerning the Offering, written or oral, other than that contained in the Memorandum and the documents attached or referred to in the Memorandum. Furthermore, no representations were made by the Company which were in any way inconsistent with the Memorandum or its exhibits.

(4)	Investor recognizes that an investment in this Offering
involves significant RISKS, includes those set forth in the section entitled
 Risk Factors, of the Memorandum. Investors are encouraged to seek independent counsel concerning subscribing to the Company's
 Common Stock.

(5)	The Common Stock being sold in this Offering has not
 been registered under the Securities Act of 1933, as amended (the "Act"), or under the Florida Securities and Investor Protection Act ("Florida Act")
(taken together as "Act(s)"), but are being offered in reliance upon exemptions from registration provided by Rule 504 of Regulation D promulgated under the Act and applicable state securities laws.
 The Investor understands that there is no public or private market for the aforementioned securities and that he may not be able to sell the aforementioned securities in the future.

(6)	Investor represents that he is acquiring the Common
Stock subscribed for hereunder as an investment for his own account and not for the accounts of others, and not for the transfer, assignment, resale or distribution thereof, in whole or in part.

(7)	This Offering consists of Securities which cannot be resold
 or otherwise transferred unless they are registered under the Act(s), or conveyed via a provable exemption at both the federal and state levels.
The Company is the only entity which may register the securities contained in the Offering under the Act(s) and the Company has not made any representations regarding the registration of the Securities. Investor will not sell or attempt to sell the unregistered Securities unless such exemptions exist and are proven to the Company by a written opinion of legal counsel at the Investor's expense. Investor acknowledges and accepts all of the restriction
and condition set forth in the Memorandum and in the Act(s) regarding these Securities.


(8)	The Securities to which the Investor subscribed are being
 sold in reliance upon Investor's representations, warranties and agreements set forth herein and in the Investor Questionnaire executed in connection herewith.

(9)	The Investor hereby acknowledges that no representations
 or guarantees have been made to him as to the performance of the Company and the Investor understands that he may not make any return on the investment and may, in fact, lose his entire investment.

(10)	The Investor agrees and acknowledges that:

	(a)  the Company does not have a financial and operating history:

	(b) no Federal or State agency has passed upon this Offering or made any finding or determination as to this investment; and

	(c) there are substantial risks of loss of investment incidenta l to the purchase of Common Stock, including those summarized in the Memorandum.

(11)	The Investor agrees to cooperate fully with the Company in
 the preparation and filing of any registration statement if one should be filed in the future by the Company and includes any Common Stock owned by Investor. Investor will provide at his own expense and in writing all information required by the SEC and the Company.

(12)	The Investor also understands and agrees that, although
 the Company will use its best efforts to keep the information provided in the answers to these Subscription Documents strictly confidential, the Company may present this Subscription Documents to such parties as it deems advisable if called upon to establish the availability of an exemption from registration, or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.


II.	REPRESENTATIONS AND WARRANTIES

	Investor represents and warrants as follows:

	(a)	The offer to sell the Common Stock in this
Offering was directly communicated to Investor prior to the date hereof and done in such a manner that Investor and his counsel and advisors were able to ask questions and receive answers concerning the terms of this Offering;

	(b)	The Investor (and/or his purchaser
 representatives if applicable) was given access by the Company to all requested information and material to the extent such materials and information were possessed by the Company or could be acquired by it without unreasonable effort or expense. The Company has provided to the Investor reasonable access to, or the furnishing of, material information, prior to the sale to the Investor, of the following information:

	i.  All material books and records of the Company;

1110:  	ii. All material contacts and documents relating to the
 proposed transactions;
	iii. An opportunity to question the appropriate executive officers of the Company; and
	iv. The Investor represents that he can bear the risk of economic loss of the entire investment.

	(c) The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor's investment in the Common Stock being sold in this Offering and is able to bear such risks, and has obtained, in the Investor's judgment, sufficient information from the Company or its authorized representatives to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the
 Company and has determined that an investment in the Company is a suitable investment for the Investor. The Investor has not utilized any other person as a purchaser representative in connection with evaluating such merits and risks, or if such a purchaser representative has been used, said representative has been disclosed in the Investor Questionnaire and he/she meets the foregoing criteria.


III.	INDEMNIFICATION

(1)	The Investor hereby releases, acquits, indemnifies and holds harmless the Company, its officers, directors, shareholders, employees, agents, and those acting in concert or participation with them from:

1121:   (a) any and all claims, actions or matters having to do with the lack of registration of the aforementioned securities; and

(b) any and all claims or actions which are related to or caused by the Investor's failure to fulfill any of the terms and conditions of this
Agreement or
by reason of Investor's breach of any of the representations, warranties and covenants of Investor contained herein or in the Investor Questionnaire; and

(c) any and all claims or actions which arise out of or are based upon the Investor providing material misstatements of facts, misleading or false information to the Company, or failing to disclose material facts in these Subscription Documents or otherwise in connection with this Offering.

Investor shall indemnify the Company from the foregoing claims and actions, and will be responsible for all damages, costs, and expenses arising therefrom, including attorney's fees through trial, arbitration and appeal.

IV.	MISCELLANEOUS PROVISIONS

(1)	The Investor agrees that the terms and conditions of this
 Agreement shall be governed by the laws of the State of Florida. The State of Florida shall have exclusive personal jurisdiction over the parties to this Agreement. Venue shall be proper in Pinellas County, Florida for purposes of any dispute or litigation which arises from the Offering or this Agreement and said venue shall be exclusive of all other venues.

(2)	This Agreement may be amended or modified only in a
writing signed by the parties hereto. No oral amendment or modification is enforceable. This Agreement fully integrates and supersedes all prior agreements and understandings between the parties concerning its subject matter.

(3)	This Agreement binds and mures to the benefit of the
 representatives, heirs, successors and permitted assigns of the respective parties hereto.

(4)	Each party hereto agrees for itself, its successors and
permitted assigns to execute any and all instruments necessary for the fulfillment of the terms of this Agreement.

(5)	This Agreement may be executed in counterparts and
said counterparts are deemed originals.

(6)	The Investor's execution, delivery and performance of these
 Subscription Documents are within the power of the Investor, have been duly authorized and will not constitute or result in a breach of default under, or conflict with, any order, ruling or regulation of any court or other tribunal or
of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and if the Investor is not an individual, will not violate any governing provisions of the rules, regulations, statues, or internally prepared documents or agreements of the Investor. The signature of this Agreement is genuine, and the signatory, of the Investor is an individual, has legal competence and capacity to execute the same, or if the Investor is not an individual, the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms.


Investor acknowledges that he has read the foregoing material and understands its content and scope, and that Investor accepts all the terms, conditions, and restrictions set forth herein.










IN WITNESS WHEREOF, the Investor has executed this Subscription
 Agreement as of the date set forth below.

Date:____________________  199____

For Individual Investors:	           or Investors other than Individuals:

______________________    _____________________________
Signature	              (Print or Type Name of Investor)

_______________________  By:_________________________
(Print or Type Name)
As:___________________________________

______________________	___________________
Signature		(Print or Type Name of Signatory)

_______________________________
(Print or Type Name)

STATE OF ______________________

COUNTY OF____________________


	Notary Public:__________________________
	Name:	_______________________________
	Commission Exp: ________________________

Agreed to and accepted by:

CAPITAL CONNECTION, INC.

By:________________________	Date:__________

As:________________________
		(Title)




























REGISTRATION








Print the name of which your Common Stock is to be registered with the Company.

______________________________________________________________
Name


Resident Address: Investors must complete resident address for registration process.

______________________________________________________________
Street Address (please include Apt. or Suite No. if applicable)

______________________________________________________
City		State		Zip

________________________  _____________________________________
Home Phone		Business Phone


Mailing Address: If different from resident address.

_______________________________________________
Company Name (if applicable)

_______________________________________________
Street Address (please include Apt or Suite No. if applicable)

_______________________________________________
City		State	Zip

INVESTOR QUESTIONNAIRE





CAPITAL CONNECTION, INC.
Attn: Edward Gibbs
670 Second Street North
Safety Harbor, FL  34695

Chief Executive Officer:

This information contained herein is being furnished to you
 in order to assure you that the undersigned meets the standards of a suitable investor imposed by the Company, Regulation D and applicable state laws.

The undersigned understands that: (i) you will rely on the information contained herein for purposes of such determination, and (ii) the Common Stock sold in this Offering has not been registered under the Act in reliance upon the exemption from registration provided by rule 504 of Regulation D promulgated under the Act, as well as other applicable state exemptions.

The undersigned represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you; and (ii) the undersigned will notify you immediately of any material change in the information.

This questionnaire is neither an offer to sell nor solicitation of an offer to buy the shares but is merely a request for information.

The undersigned hereby agrees to accurately and truthfully complete, sign, date and return this Questionnaire to CAPITAL CONNECTION, INC.



For Individual Investors:		For Investors other than Individuals:

____________________________	_______________________________
Signature		(Print or Type name of Investor)

____________________________	_____________________________
(Print or Type Name)		By

____________________________	_______________________________
Signature		As	(Title)

____________________________	_____________________________
(Print or Type Name)		(Print or Type Name of Signatory)


SECTION A

General Information: All Investors Must Complete this Section

1.	Name(s):	_______________________________________
		__________________________________________

2.	Street Address:	  ________________________________________
	City, State, Zip Code: _____________________________________
	Telephone:	_________________________________________

3.	Employer(s):	__________________________________________
	Business Address:________________________________________
	City, State, Zip Code:_______________________________________

4.	I have previously purchased securities in Private Offering; i.e., securities which were sold in reliance upon the private offering exemptions from registration available under the Act (check one):

		Yes  					No

SECTION B

All Investors Must Complete this Section

1.	Investor qualifies as an "Accredited Investor" as indicated
 (please initial the appropriate alternative {s}):

	A.	If a natural person, I or together with my
spouse have a net worth that exceeds $1,000,000 at the time of purchase of the Company's stock.

		Yes 	No

		OR:

		If a natural person, my individual annual gross ncome exceeds $200,000 (or exceeds $300,000, husband and wife combined)
 for each of the last two years and I (we) expect to have at least that much gross income in the current year.

		Yes 					No

B.	If a trust, it has total assets in excess of $5,000,000 and was not formed for the specific purpose of subscribing to the Common Stock and its subscription to the Common Stock is directed by a person who has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the investment.

		Yes 	No

	C.	If corporation or partnership, all of the equity
owners (or partners) fall within one of the two categories as set forth under paragraph 1(A) above.

		Yes  	No

D.	If an employee benefit plan subject to ERISA, the plan
has a fiduciary which is a bank, insurance company, or registered investment advisor, or the plan has total assets in excess of $5,000,000 or, if a self-directed plan, investment, decisions are made solely by persons that are accredited investors.

		Yes  	No

	E.	I am an executive officer or director of the Company.

		Yes  		No

2.	If the purchaser is a partnership, corporation, trust or other entity, it has furnished such information as may be required to satisfy the Company, that such partnership or corporation was not formed specifically for the purpose of making this investment. By answering yes below, the entity represents that is has provided to the company a copy of its Partnership Agreement or, as applicable, a copy of its Articles of Incorporation,
Articles of Formations or other incorporation documents.

		Yes  	No

All Investors represent that:
	(a) the information contained herein is complete and accurate and may be relied upon, and

	(b) you will be notified immediately of any material changes in this subscription information.

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and have executed this Investor Questionnaire this _____day of ___________, 199_____.

For Individual Investors:		For Investors other than Individuals:

_____________________________	____________________________
Signature		(Print of Type Name of Investor)

_____________________________	_____________________________
(Print of Type Name)		By

_____________________________	____________________________
Signature		As	(Title)

_____________________________	____________________________
(Print or Type Name)		(Print or Type Name of Signatory)

STATE OF ____________________	COUNTY OF__________________
Compliance Verification & Risk Factors

CAPITAL CONNECTION, INC. has prepared this statement of facts and risks to that you will have a better understanding of the Agreement. CAPITAL CONNECTION, INC. wishes to minimize any possibility of unauthorized statements or misunderstanding of the facts that could have occurred during the presentation of our services, which have influenced your decision to enter into agreement with us.

Please take the few moments necessary to review each statement in this document, as well as the risk factors listed in the Company's Memorandum to make certain they are fully understood.

PLEASE INITIAL YOUR UNDERSTANDING AND ACKNOWLEDGE MENT BELOW.

1.	No promises, statements, representations, or warranties have been made to me except as set out in writing in the documents received from the Company.

	I understand_____

2.	The Company neither engages nor represents in any way that it is selling an investment of any kind, as that term is defined under the Federal Securities Statutes.

	I understand_____

3.	I acknowledge that no guarantee can be given as to the financial success of this venture. If a venture of this nature should constitute a financial hardship, prudence should be exercised.

	I understand_____

4.	I understand that the relative commercial success of the Company's market will depend upon both the adequate capitalization of the business and good management. I further understand that no assurance can be given that both of these will occur.

	I understand_____

For Individual Investors:	                 For Investors other than Individuals:

__________________________ _______________________________
Signature		(Print or Type Name of Investor)

___________________________ ________________________________
(Print or Type Name)		By

___________________________ ________________________________
Signature		As	(Title)

___________________________  ______________________________
(Print or Type Name)		(Print or Type Name of Signatory)
NOTICE TO NEW YORK INVESTORS

I UNDERSTAND THAT HIS OFFERING OF SECURITIES IN
 CAPITAL CONNECTION, INC. HAS NOT BEEN REVIEWED BY THE
 ATTORNEY GENERAL OF THE STATE OF NEW YORK BECAUSE OF
THE ISSUER'S REPRESENTATIONS THAT THIS IS INTENDED TO BE
 A NON-PUBLIC OFFERING PURSUANT TO SEC REGULATION D ARE
 NOT COMPLIED WITH, THE OFFERING WILL BE RESUBMITTED TO
THE ATTORNEY GENERAL FOR AMENDED EXEMPTION.  I
UNDERSTAND THAT ANY OFFERING LITERATURE USED IN
CONNECTION WITH THIS OFFERING HAS NOT BEEN PRE-FILED
WITH THE ATTORNEY GENERAL AND HAS NOT BEEN REVIEWED
 BY THE ATTORNEY GENERAL.  THE SECURITIES ARE BEING
PURCHASED FOR MY OWN ACCOUNT FOR INVESTMENT, AND ARE
NOT FOR DISTRIBUTION OR RESALE TO OTHERS.  I AGREE THAT I
 WILL NOT SELL OR OTHERWISE TRANSFER THESE SECURITIES
UNLESS THEY ARE REGISTERED UNDER THE FEDERAL
SECURITIES ACT OF 1933 OR UNLESS AN EXEMPTION FROM
SUCH REGISTRATION IS AVAILABLE.  I REPRESENT THAT I HAVE
 ADEQUATE MEANS OF PROVIDING FOR MY CURRENT NEEDS
AND POSSIBLE PERSONAL CONTINGENCIES, AND THAT I HAVE
NO NEED FOR LIQUIDITY OF THIS INVESTMENT.

IT IS UNDERSTOOD THAT ALL DOCUMENTS, RECORDS
 AND BOOKS PERTAINING TO THIS INVESTMENT HAVE BEEN MADE
 AVAILABLE FOR INSPECTION BY MY ATTORNEY, MY ACCOUNTANT,
OR MYSELF, AND THAT THE BOOKS AND RECORDS OF THE ISSUER
 WILL BE AVAILABLE UPON REASONABLE NOTICE FOR INSPECTION
BY INVESTORS AT REASONABLE HOURS AT ITS PRINCIPAL PLACE OF
 BUSINESS.

For Individual Investors:	         For Investors other than Individuals:

__________________________ _____________________________
Signature		(Print or Type Name of Investor)

__________________________ _____________________________
(Print or Type Name)		By

__________________________ ______________________________
Signature		As	(Title)

__________________________  _____________________________
(Print or Type Name)	                    (Print or Type Name of Signatory)

























1455: